                                                                     EXHIBIT 3.1

                            ARTICLE OF INCORPORATION
                                       OF
                           LOMAS MORTGAGE CORPORATION

                                    --------

                                    ARTICLE I

          The undersigned, William G. Strench, whose post-office address is 1000 Dallas Building, Dallas, Texas 75201, being at least eighteen years of age, as incorporator, does hereby form a corporation under and by virtue of the General Laws of the State of Maryland.

                                   ARTICLE II
                                      NAME

                  The name of the corporation (which is hereinafter called the "Corporation") is:

                           LOMAS MORTGAGE CORPORATION


                                   ARTICLE III
                                     PURPOSE

          The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Laws of the State of Maryland as now or hereafter in force.


                                   ARTICLE IV
                       PRINCIPAL OFFICE AND RESIDENT AGENT

          The post-office address or the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name and post-office address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.


                                    ARTICLE V
                                  CAPITAL STOCK

         1. The total number of shares of stock of all classes which the Corporation has authority to issue is Fifty Five Million (55,000,000) shares, having an aggregate par value of One Million Dollars ($1,000,000.00) of which Fifty Million (50,000,000) shares of the par value of one cent


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($.01) per share, amounting in aggregate par value to Five Hundred Thousand
Dollars ($500,000.00) shall be Common Stock and Five Million (5,000,000) shares of the par value of ten cents ($.10) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00) shall be Preferred Stock. The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

         2. The following is a description of the preferences, conversion and other rights, voting powers and limitations as to dividends of the Common Stock of the Corporation.

                   (a) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

                   (b) Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

                   (c) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

          3. Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Articles of Incorporation and the By-Laws authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

                  (a) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed,


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         purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section.

                   (b) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                   (c) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

                   (d) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

                   (e) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                   (f) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                   (g) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section, and, if so, the terms and conditions thereof.

                   (h) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Articles of Incorporation of the Corporation.

          4. For the purposes hereof and of any articles supplementary to the Articles of Incorporation providing for the classification or reclassification of any shares of capital stock or


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of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

                   (a) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

                   (b) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

                   (c) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

          5. The Corporation shall not issue fractional shares of its stock. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation.

                                   ARTICLE VI
                                    DIRECTORS

          The number of directors of the Corporation shall be nine, which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who shall serve until the first annual meeting or until their successors are duly elected and qualify are as follows:

                                 John H. Dalton
                                    Ted Enloe
                                  David G. Fox
                                    Jess Hay
                              Kay Bailey Hutchison
                                   Paul M. Low
                               Lewis T. Sweet, Jr.
                                  Martin Tycher
                                 James M. Wooten


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                                   ARTICLE VII

         PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS
            OF THE CORPORATION AND OF THE DIRECTORS AND STOCKHOLDERS

         The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

         1. The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

         2. No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

         3. The Board of Directors of the Corporation shall have the power to make, adopt, alter, amend and repeal any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors; provided that the stockholders may make, adopt, alter, amend or repeal any of the By-Laws of the Corporation.

         4. The Board of Directors is hereby empowered to cause the redemption by the Corporation of shares of its Common Stock and to restrict the transfer of shares of Common Stock, in the manner provided for herein or the By-Laws.

         5. The Board of Directors of the Corporation shall have the power from time to time and in its sole discretion to determine in accordance with sound accounting practice, what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.


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         6. The Board of Directors of the Corporation is hereby empowered to authorize, subject to such conditions, if any, as may be required by an applicable statute, rule, regulation or By-Law of the Corporation, the execution and performance by the Corporation of one or more agreements with any person, corporation, firm, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, firm, association, company, trust, partnership (limited or general), or other organization shall render or make available to the Corporation managerial, administrative and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of any or all of the assets or investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

         7. The Board of Directors of the Corporation shall have the power to authorize any agreement of the character described in Section 6 of this Article VII or other agreement or transaction with any person, corporation, firm, association, company, trust, partnership (limited or general), or other organization, although one or more members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or transaction or an officer, director, stockholder, or member of such other party, and no such agreement or transaction shall be invalidated or rendered voidable solely by reason of the existence of any such relationship if:

                  (a) the existence of the relationship is disclosed or known to: the Board of Directors and the Board authorizes, approves, or ratifies the agreement or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum; or the stockholders entitled to vote, and the agreement or transaction is authorized, approved, or ratified by a majority of the votes cast by the stockholders entitled to vote other than the votes of shares owned of record or beneficially by any interested person, corporation, firm, association, company, trust, partnership (limited or general) or other organization; or

                  (b) the agreement or transaction is fair and reasonable to the Corporation.

         Common or interested directors or the stock owned by them or by an interested person, corporation, firm, association, company, trust, partnership (limited or general) or other organization may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the agreement or transaction is authorized, approved, or ratified. If an agreement or transaction is not authorized, approved, or ratified in one of the ways provided for in clause (a) of the first sentence of this Section, the person asserting the validity of the agreement or transaction bears the burden of proving that the agreement or transaction was fair and reasonable to the Corporation at the time it was authorized, approved, or ratified. If such a common or interested director votes at or attends a meeting to approve or disapprove an agreement or transaction as described in Section 6 or this Section 7 of this Article VII, such vote shall not affect the validity of such an agreement or transaction provided the provisions of this Section are otherwise satisfied. The procedures in this Section do not apply to the fixing by the Board of Directors of reasonable compensation for a director, whether as a director or in any other capacity.


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         8. Except for agreements, transactions or acts required to be approved under the provisions of Section 6 of this Article, any contract, transaction, or act of the Corporation or of the Board of Directors which shall be ratified by a majority of a quorum of the stockholders having voting powers at any annual meeting, or at any special meeting called for such purpose, shall so far as permitted by law be as valid and as binding as though ratified by every stockholder of the Corporation.

         9. Unless the By-Laws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by authority of the Board of Directors.

         10. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in the Articles of Incorporation.

         11. Each holder of stock of the Corporation shall upon demand disclose to the Board of Directors in writing such information with respect to direct and indirect ownership of securities of the Corporation as the Board of Directors deems necessary to comply with provisions of the Internal Revenue Code of 1954, as amended, applicable to the Corporation, or to comply with the requirements of any taxing authority.

         12. The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and
(c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

         13. The Corporation reserves the right from time to time to make any amendments of its Articles of Incorporation which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Articles of Incorporation, of any of its outstanding stock by classification, reclassification or otherwise but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon, by a vote at a meeting or in writing with or without a meeting.

                  The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Articles of Incorporation of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland as now or hereafter in force.


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                                  ARTICLE VIII
                                   REDEMPTION

          If at any time the Board of Directors shall in good faith be of the opinion that direct or indirect ownership of shares of stock of the Corporation has or may become concentrated to an extent which would cause the Corporation to fail to qualify or be disqualified as a real estate investment trust by virtue of Sections 856(a)(5) or (6) of the Internal Revenue Code of 1954, as amended, or similar provisions of successor statutes, pertaining to the qualification of the Corporation as a real estate investment trust, the Board of Directors shall have the power (i) by lot or other means deemed equitable by them to call for purchase from any stockholder of the Corporation a number of shares sufficient in the opinion of the Board of Directors to maintain or bring the direct or indirect ownership of shares of stock of the Corporation into conformity with the requirements of Sections 856 (a)(5) and (6) pertaining to the Corporation, and (ii) to refuse to transfer or issue shares of the Corporation to any person whose acquisition of such shares would, in the opinion of the Board of Directors, result in the Corporation being unable to conform to the requirements of Sections 856(a)(5) and (6). The purchase price for any shares of stock purchased pursuant hereto shall be equal to the fair market value of the shares as reflected in the closing sale price for the shares, if then listed on a national securities exchange, or the average of the closing sales prices for the shares if then listed on more than one national securities exchange, or if the shares are not then listed on a national securities exchange, the latest bid quotation for the shares if then traded over-the-counter, on the last business day for which closing prices are available immediately preceding the day on which notices of such acquisitions are sent, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such stock as determined by the Board of Directors in accordance with the provisions of applicable law. Payment of the purchase price shall be made in cash by the Corporation to such stockholder for any shares of stock so called for purchase. From and after the date fixed for purchase by the Board of Directors, the holder of any shares of stock so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any transfer of shares that would prevent the Corporation from continuing to be qualified as a real estate investment trust by virtue of the application of Sections 856(a) (5) and (6) shall be deemed void ab initio and the intended transferee shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of such shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such shares and to hold such shares on behalf of the Corporation.


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                                   ARTICLE IX
                               PERPETUAL EXISTENCE

         The duration of the Corporation shall be perpetual.

         IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this 11th day of April, 1985.


                                           By: /s/ William G.Strench
                                               ---------------------------------
                                               William G. Strench

WITNESS:


By: /s/ Jeanette S. Powell
    ---------------------------------
    Jeannette S. Powell


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                            CERTIFICATE OF CHANGE OF

                           RESIDENT AGENT AND ADDRESS

                                       OF


                          CAPSTEAD MORTGAGE CORPORATION


The Board of  Directors of:

CAPSTEAD MORTGAGE CORPORATION

a corporation organized in Maryland on April 15, 1985 duly approved a resolution as follows:

         Resolved:  That the resident agent and address are changed to:

                  CSC-Lawyers Incorporating Service Company
                  11 East Chase Street, Suite 9E
                  Baltimore, MD  21202


         I, Andrew F. Jacobs certify under the penalties of perjury that to the best of my knowledge, information, and belief the foregoing resolution is true in all material respects.


                                                Capstead Mortgage Corp.
                                     -------------------------------------------
                                                (NAME OF CORPORATION)



                                     By: /s/ Andrew F. Jacobs
                                         ---------------------------------------
                                         Title: Sr. V.P. Treasurer and Secretary

                           LOMAS MORTGAGE CORPORATION

                      ARTICLES OF AMENDMENT AND RESTATEMENT

          Under Section 2-609 of Corporations and Associations Article


                  LOMAS MORTGAGE CORPORATION, a Maryland corporation having its principal office at 32 South Street, Baltimore, Maryland 21202 and having THE CORPORATION TRUST INCORPORATED as its resident agent located at 32 South Street, Baltimore, Maryland 21202, (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                  FIRST: The charter of the Corporation is hereby amended by adding to the articles of incorporation a new Section to Article VIII which shall be as follows:

                  2. (a) Whenever it is deemed by the Board of Directors to be prudent in avoiding the imposition of a penalty on the Corporation, the Board of Directors may require to be filed with the Corporation a statement or affidavit from any holder or proposed transferee of shares of capital stock stating whether the holder or proposed transferee is a "Disqualified Person." For purposes of this Section 2 of this Article, a "Disqualified Person" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any person (other than a cooperative described in section 521 of the Internal Revenue Code, as amended ("Code")) which is exempt from tax imposed by chapter 1 of the Code unless such person is subject to the tax imposed by section 511 of the Code on its unrelated business taxable income, (iii) any person that is a rural electrical or telephone cooperative described in Code section 1381 (a) (2)
                  (C), and (iv) any other person that may cause the Corporation to incur a penalty tax if that person were a holder of shares of capital stock. For purposes of clause (i) of the previous sentence of this section 2(a) of this Article, a corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof, if (i) all of the activities of such corporation are subject to the tax imposed by Chapter 1 of the Code, and (ii) a majority of the board of directors of such corporation is not selected by the United States or any State or political subdivision thereof (except that this clause (ii) shall not apply to the Federal Home Loan Mortgage Corporation). Any contract for the sale or other transfer of shares of capital stock shall be subject to this provision. Furthermore, the Board of Directors shall have the right, but shall not be required, to refuse to transfer any shares of capital stock purportedly transferred if a statement or affidavit requested pursuant to this Section 2(a) of this Article has not been received.

                  (b) A Disqualified Person may not hold shares of capital stock of the Corporation. Any acquisition or purported acquisition of shares of capital stock by a Disqualified Person or that could or would result in the imposition of a penalty tax on the Corporation shall be void ab initio to the fullest extent permitted under applicable law and the intended transferee of the subject shares of capital stock shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of those shares of capital stock shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring those shares and to hold those shares on behalf of the Corporation.

                  (c) Whenever it is deemed by the Board of Directors to be prudent in avoiding the imposition of a penalty tax on the Corporation, the Corporation may redeem those shares of capital stock as may be specified by the Board of Directors. The purchase price for any shares of capital stock purchased pursuant hereto shall be equal to the fair market value of the shares as reflected in the closing sales price for the shares, if then listed on a national securities exchange, or the average of the closing sales prices for the shares if then listed on more than one national securities exchange, or if the shares are not then listed on a national securities exchange, the latest bid quotation for the shares if then traded over--the--counter, on the last business day for which closing prices are available immediately preceding the day on which notices of such acquisitions are sent, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such capital stock as determined by the Board of Directors in accordance with the provisions of applicable law, Payment of the purchase price shall be made in cash by the Corporation to such stockholder for any shares of capital stock so called for purchase. From and after the date fixed for purchase by the Board of Directors, the holder of any shares of capital stock so called for purchase shall cease to be


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


                  entitled to distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid.

                  (d) Nothing contained in this Section 2 of this Article or in any other provision hereof shall limit the authority of the Board of Directors to take any and all other action as it, in its sole discretion, deems necessary or advisable to protect the Corporation or the interest of its stockholders by avoiding the imposition of a penalty tax on the Corporation.

                  (e) For purposes of this Section 2 of this Article only, the term "person" shall include, but not be limited to, individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common law trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

                  (f) If any provision of this Section 2 of this Article or any application of any such provision is determined to be invalid by any federal or State court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of that court.

and the charter of the corporation is hereby restated to read as follows:

                                   ARTICLE II
                                      NAME

                  The name of the corporation (which is hereinafter called the "Corporation") is:

                           LOMAS MORTGAGE CORPORATION

                                   ARTICLE III
                                     PURPOSE

                  The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Laws of the State of Maryland as now or hereafter in force.

                                   ARTICLE IV
                       PRINCIPAL OFFICE AND RESIDENT AGENT

                  The post-office address of the principal office of the Corporation in the State of Maryland is c/o THE CORPORATION TRUST INCORPORATED, 32 South Street, Baltimore, Maryland 21202. The name and post-office address of the resident agent of the Corporation in the


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State of Maryland are THE CORPORATION TRUST INCORPORATED, 32 South Street,
Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

                  1. The total number of shares of stock of all classes which the Corporation has authority to issue is Fifty Five Million (55,000,000) shares, having an aggregate par value of One Million Dollars ($1,000,000.00) of which Fifty Million (50,000,000) shares of the par value of one cent ($0.01) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00) shall be Common Stock and Five Million (5,000,000) shares of the par value of ten cents ($0.10) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00) shall be Preferred Stock. The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

                  2. The following is a description of the preferences, conversion and other rights, voting powers and limitations as to dividends of the Common Stock of the Corporation.

                  (a) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

                  (b) Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

                  (c) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

                  3. Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Articles of Incorporation and the By-Laws authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

                  (a) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section.

                  (b) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                  (c) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

                  (d) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

                  (e) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                  (f) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                  (g) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section, and, if so, the terms and conditions thereof.

                  (h) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Articles of Incorporation of the Corporation.

                  4. For the purposes hereof and of any articles supplementary to the Articles of Incorporation providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles of document), any class or series of stock of the Corporation shall be deemed to rank:

                  (a) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

                  (b) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

                  (c) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

                  5. The Corporation shall not issue fractional shares of its stock. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation.

                                   ARTICLE VI
                                    DIRECTORS

                  The number of directors of the Corporation shall be eleven
(11), which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors who shall serve until the first annual meeting or until their successors are duly elected and qualify are as follows:

                                 John H. Dalton
                                    Ted Enloe
                                  David G. Fox
                                    Jess Hay
                              Kay Bailey Hutchison
                                   Paul M. Low
                                  Ronn K. Lytle
                             Dr. Charles B. Mullins
                               Lewis T. Sweet, Jr.
                                  Martin Tycher
                                 James M. Wooten

                                   ARTICLE VII
            PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN
                            POWERS OF THE CORPORATION
                      AND OF THE DIRECTORS AND STOCKHOLDERS

                  The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

                  1. The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

                  2. No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

                  3. The Board of Directors of the Corporation shall have the power to make, adopt, alter, amend and repeal any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors; provided that the stockholders may make, adopt, alter, amend or repeal any of the By-Laws of the Corporation.

                  4. The Board of Directors is hereby empowered to cause the redemption by the Corporation of shares of its Common Stock and to restrict the transfer of shares of Common Stock, in the manner provided for herein or the By-Laws.

                  5. The Board of Directors of the Corporation shall have the power from time to time and in its sole discretion to determine in accordance with sound accounting practice, what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized to do so by resolution of the Board of Directors.

                  6. The Board of Directors of the Corporation is hereby empowered to authorize, subject to such conditions, if any, as may be required by an applicable statute, rule, regulation or By-Law of the Corporation, the execution and performance by the Corporation of one or more agreements with any person, corporation, firm, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, firm, association, company, trust, partnership (limited or general), or other organization shall render or make available to the Corporation managerial, administrative and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of any or all of the assets or investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

                  7. The Board of Directors of the Corporation shall have the power to authorize any agreement of the character described in Section 6 of this
Article VII or other agreement or transaction with any person, corporation, firm, association, company, trust, partnership (limited or general), or other organization, although one or more members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or transaction or an officer, director, stockholder, or member of such other party, and no such agreement or transaction shall be invalidated or rendered voidable solely by reason of the existence of any such relationship if:

                  (a) the existence of the relationship is disclosed or known to: the Board of Directors and the Board authorizes, approves, or ratifies the agreement or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum; or the stockholders entitled to vote, and the agreement or transaction is authorized, approved, or ratified by a majority of the votes cast by the stockholders entitled to vote other than the votes of shares owned of record or beneficially by any interested person, corporation, firm, association, company, trust, partnership (limited or general) or other organization; or

                  (b) the agreement or transaction is fair and reasonable to the Corporation.

                  Common or interested directors or the stock owned by them or by an interested person, corporation, firm, association, company, trust, partnership (limited or general) or other organization may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the agreement or transaction is authorized, approved, or ratified. If an agreement or transaction is not authorized, approved, or ratified in one of the ways provided for in clause (a) of the first sentence of this Section, the person asserting the validity of the agreement or transaction bears the burden of proving that the agreement or transaction was fair and reasonable to the Corporation at the time it was authorized, approved, or ratified. If such a common or interested director votes at or attends a meeting to approve or disapprove an agreement or transaction as described in Section 6 or this Section 7 of this Article VII, such vote shall not affect the validity of such an agreement or transaction provided the provisions of this Section are otherwise satisfied. The procedures in this Section do not apply to the fixing by the Board of Directors of reasonable compensation for a director, whether as a director or in any other capacity.

                  8. Except for agreements, transactions or acts required to be approved under the provisions of Section 6 of this Article, any contract, transaction, or act of the Corporation or of the Board of Directors which shall be ratified by a majority of a quorum of the stockholders having voting powers at any annual meeting, or at any special meeting called for such purpose, shall so far as permitted by law be as valid and as binding as though ratified by every stockholder of the Corporation.

                  9. Unless the By-Laws otherwise provide, any officer or employee of the Corporation (other than a director) may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the By-Laws or by authority of the Board of Directors.

                  10. Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in the Articles of Incorporation.

                  11. Each holder of stock of the Corporation shall upon demand disclose to the Board of Directors in writing such information with respect to direct and indirect ownership of securities of the Corporation as the Board of Directors deems necessary to comply with provisions of the Internal Revenue Code of 1954, as amended, applicable to the Corporation, or to comply with the requirements of any taxing authority.

                  12. The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

                  13. The Corporation reserves the right from time to time to make any amendments of its Articles of Incorporation which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Articles of Incorporation, of any of its outstanding stock by classification, reclassification or otherwise but not such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon, by a vote at a meeting or in writing with or without a meeting.

                  The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Articles of Incorporation of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland as now or hereafter in force.

                                  ARTICLE VIII
                                   REDEMPTION

                  1. If at any time the Board of Directors shall in good faith be of the opinion that direct or indirect ownership of shares of stock of the Corporation has or may become concentrated to an extent which would cause the Corporation to fail to qualify or be disqualified as a real estate investment trust by virtue of Sections 856 (a)(5) or (6) of the Internal Revenue Code of 1954, as amended, or similar provisions of successor statutes, pertaining to the qualification of the Corporation as a real estate investment trust, the Board of Directors shall have the power (i) by lot or other means deemed equitable by them to call for purchase from any stockholder of the Corporation a number of shares sufficient in the opinion of the Board of Directors to maintain or bring the direct or indirect ownership of shares of stock of the Corporation into conformity with the requirements of Sections 856 (a)(5) and (6) pertaining to the Corporation, and (ii) to refuse to transfer or issue shares of the Corporation to any person whose acquisition of such shares would, in the opinion of the Board of Directors, result in the Corporation being unable to conform to the requirements of Sections 856 (a)(5) and (6). The purchase price for any shares of stock purchased pursuant hereto shall be equal to the fair market value of the shares as reflected in the closing sale price for the shares, if then listed on a national securities exchange, or the average of the closing sales prices for the shares if then listed on more than one national securities exchange, or if the shares are not then listed on a national securities exchange, the latest bid quotation for the shares if then traded over-the-counter, on the last business day for which closing prices are available immediately preceding the day on which notices of such acquisitions are sent, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such stock as determined by the Board of Directors in accordance with the provisions of applicable law. Payment of the purchase price shall be made in cash by the Corporation to such stockholder for any shares of stock so called for purchase. From and after the date fixed for purchase by the Board of Directors, the holder of any shares of stock so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any transfer of shares that would prevent the Corporation from continuing to be qualified as a real estate investment trust by virtue of the application of Sections 856 (a)(5) and (6) shall be deemed void ab initio and the intended transferee shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of such shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such shares and to hold such shares on behalf of the Corporation.

                  2. (a) Whenever it is deemed by the Board of Directors to be prudent in avoiding the imposition of a penalty on the Corporation, the Board of Directors may require to be filed with the Corporation a statement or affidavit from any holder or proposed transferee of shares of capital stock stating whether the holder or proposed transferee is a "Disqualified Person." For purposes of this Section 2 of this Article, a "Disqualified Person" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any person (other than a cooperative described in section 521 of the Internal Revenue Code, as amended ("Code")) which is exempt from tax imposed by chapter 1 of the Code unless such person is subject to the tax imposed by section 511 of the Code on its unrelated business taxable income, (iii) any person that is a rural electrical or telephone cooperative described in Code section 1381 (a) (2)
                  (C), and (iv) any other person that may cause the Corporation to incur a penalty tax if that person were a holder of shares of capital stock. For purposes of clause (i) of the previous sentence of this section 2(a) of this Article, a corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof, if
                  (i) all of the activities of such corporation are subject to the tax imposed by Chapter 1 of the Code, and (ii) a majority of the board of directors of such corporation is not selected by the United States or any State or political subdivision thereof (except that this clause (ii) shall not apply to the Federal Home Loan Mortgage Corporation). Any contract for the sale or other transfer of shares of capital stock shall be subject to this provision. Furthermore, the Board of Directors shall have the right, but shall not be required, to refuse to transfer any shares of capital stock purportedly transferred if a statement or affidavit requested pursuant to this Section 2(a) of this Article has not been received.

                  (b) A Disqualified Person may not hold shares of capital stock of the Corporation. Any acquisition or purported acquisition of shares of capital stock by a Disqualified Person or that could or would result in the imposition of a penalty tax on the Corporation shall be void ab initio to the fullest extent permitted under applicable law and the intended transferee of the subject shares of capital stock shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of those shares of capital stock shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring those shares and to hold those shares on behalf of the Corporation.

                  (c) Whenever it is deemed by the Board of Directors to be prudent in avoiding the imposition of a penalty tax on the Corporation, the Corporation may redeem those shares of capital stock as may be specified by the Board of Directors. The purchase price for any shares of capital stock purchased pursuant hereto shall be equal to the fair market value of the shares as reflected in the closing sales price for the shares, if then listed on a national securities exchange, or the average of the closing sales prices for the shares if then listed on more than one national securities exchange, or if the shares are not then listed on a national securities exchange, the latest bid quotation for the shares if then traded over-the-counter, on the last business day for which closing prices are available immediately preceding the day on which notices of such acquisitions are sent, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such capital stock as determined by the Board of Directors in accordance with the provisions of applicable law. Payment of the purchase price shall be made in cash by the Corporation to such stockholder for any shares of capital stock so called for purchase. From and after the date fixed for purchase by the Board of Directors, the holder of any shares of capital stock so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid.

                  (d) Nothing contained in this Section 2 of this Article or in any other provision hereof shall limit the authority of the Board of Directors to take any and all other action as it, in its sole discretion, deems necessary or advisable to protect the Corporation or the interest of its stockholders by avoiding the imposition of a penalty tax on the Corporation.

                  (e) For purposes of this Section 2 of this Article only, the term "person" shall include, but not be limited to, individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common law trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

                  (f) If any provision of this Section 2 of this Article or any application of any such provision is determined to be invalid by any federal or State court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of that court.

                                   ARTICLE IX
                               PERPETUAL EXISTENCE

                  The duration of the Corporation shall be perpetual.

                  SECOND: The number of directors of the corporation is eleven
(11). The names of the directors are:

                                 John H. Dalton
                                    Ted Enloe
                                  David G. Fox
                                    Jess Hay
                              Kay Bailey Hutchison
                                   Paul M. Low
                                  Ronn K. Lytle
                             Dr. Charles B. Mullins
                               Lewis T. Sweet, Jr.
                                  Martin Tycher
                                 James M. Wooten

                  The board of directors of the corporation, at a meeting duly convened and held on April 25, 1989, adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment and restatement of the charter was advisable and directing that it be submitted for action thereon by the stockholders at the annual meeting to be held on April 25, 1989.

                  THIRD: Notice setting forth the said amendment of the charter and that a restatement of the charter was advisable and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon; and like notice was given to all stockholders of the corporation not entitled to vote thereon, whose contract rights as expressly set forth in the charter would be altered by the amendment.

                  FOURTH: The amendment of the charter of the Corporation as hereinabove set forth and the restatement of the charter were approved by the stockholders of the Corporation at said meeting by the affirmative vote of two-thirds of the one class of stock entitled to vote thereon.

                  IN WITNESS WHEREOF, LOMAS MORTGAGE CORPORATION has caused these presents to be signed in its name and on its behalf by its Vice President, attested by its Assistant Secretary, on April 25, 1989.

                                          LOMAS MORTGAGE CORPORATION

                                          By: /s/ James N. Sabin
                                              ---------------------------------
                                              James N. Sabin
                                              Vice President

Attest:

By: /s/ Angela Marrs
    ---------------------------------
    Angela Marrs
    Assistant Secretary

                  THE UNDERSIGNED, Vice President of LOMAS MORTGAGE CORPORATION, who executed on behalf of said corporation the foregoing Articles of Amendment and Restatement of Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment and Restatement of Charter to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                          By: /s/ James N. Sabin
                                              ---------------------------------
                                              James N. Sabin
                                              Vice President

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                    * * * * *

     LOMAS MORTGAGE CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, DOES HEREBY CERTIFY to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Article II of the Charter of the Corporation is amended to read in its entirety as follows:

                                      NAME

     The name of the corporation (which is hereinafter called the "Corporation") is

                          CAPSTEAD MORTGAGE CORPORATION

     SECOND: Article V. Section 1 of the Charter of the Corporation is amended to read in its entirety as follows:

          1. The total number of shares of capital stock which the Corporation shall have authority to issue is Seventy Million (70,000,000), having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000.00), of which Fifty Million (50,000,000) shall be common stock with a par value of One Cent ($.01) per share, amounting in the aggregate to Five Hundred Thousand Dollars ($500,000.00), and Twenty Million (20,000,000) shall be preferred stock with a par value of Ten Cents ($.10) per share, amounting in the aggregate to Two Million Dollars ($2,000,000.00).

     THIRD: (a) The total number of shares of capital stock which the Corporation had authority to issue immediately before the Amendment was Fifty Five Million (55,000,000) shares, having an aggregate par value of One Million dollars ($1,000,000.00), of which Fifty Million (50,000,000) shares of the par value of One Cent ($.01) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00), was common stock and Five Million (5,000,000) shares of the par value of Ten Cents ($.10) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00), was preferred stock.

     (b) The total number of shares of capital stock which the Corporation has authority to issue as amended is Seventy Million (70,000,000) shares, having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000.00) of which Fifty Million (50,000,000) shares of par value of One Cent ($.01) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00) is common stock and Twenty Million (20,000,000) shares of the par value of Ten Cents ($.10) per share, amounting in aggregate par value to Two Million Dollars ($2,000,000.00) is preferred stock.

     (c) The descriptions of each class of stock of the Corporation are not changed by the Amendment.

     FOURTH: The foregoing Amendments to the Charter of the Corporation have been advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF, LOMAS MORTGAGE CORPORATION has caused this certificate to be signed in its name and on its behalf by its President, and witnessed by its Secretary on November 6, 1989.

WITNESS                                  LOMAS MORTGAGE CORPORATION


/s/ Patricia S. Koening                  By: /s/ Ronn K. Lytle
----------------------------------           ----------------------------------
             Secretary                                   President


     THE UNDERSIGNED, President of LOMAS MORTGAGE CORPORATION who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             /s/ Ronn K. Lytle
                                             ----------------------------------
                                                           President

                             ARTICLES SUPPLEMENTARY

                                $1.60 CUMULATIVE

                            PREFERRED STOCK, SERIES A

                      (CONVERTIBLE AFTER NOVEMBER 6, 1991)

                        OF CAPSTEAD MORTGAGE CORPORATION


         THE COMPANY, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     Pursuant to authority conferred upon the Board of Directors by the Charter, as amended, of the Corporation, the Board of Directors on June 26, 1989 adopted a resolution, creating and authorizing the issuance of a series of 5,465,000 shares of $1.60 Cumulative Convertible Preferred Stock, Series A, and that the powers, designations. preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

         1. Designation and Number of Shares. 5,465,000 shares of Preferred Stock of the Corporation, par value $.10 per share, are hereby designated as the "$1.60 Cumulative Preferred Stock, Series A (Convertible after November 6,
1991)" (hereinafter called the "Series A Preferred Stock").

         2. Dividends. Holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for payment thereof, cumulative preferential cash dividends at the annual rate of $1.60 per share, and no more (the "Preference Dividend"), payable in equal quarterly installments on each March 31, June 30, September 30 and December 31 (each a "Dividend Payment Date") (unless such day is not a business day, in which event on the next preceding business day), to holders of record as they appear on the register for the Series A Preferred Stock of the Corporation on such record dates, not more than 30 days (or in the case of the Initial Dividend (as defined below), not more than 20 days) preceding the payment dates thereof (each, a "Preferred Record Date"), as may be fixed by the Board of Directors, provided that the first Preference Dividend payable per share of Series A Preferred Stock (the "Initial Dividend") after the Effective Date (as defined below) shall be as follows:

         (i) if the Effective Date occurs on or prior to September 30, 1989, the first Dividend Payment Date shall be December 31, 1989 and the Initial Dividend shall be $.40, increased by an amount equal to 5.40 minus that number that results from multiplying 5.40 by a fraction, the numerator of which is the number of days between July 1, 1989 and the Effective Date and the denominator of which is 92;

         (ii) if the Effective Date occurs after September 30, 1989 but on or prior to December 10, 1989, the first Dividend Payment Date shall be December 31, 1989 and the Initial Dividend shall be $.40, minus that number that results from multiplying $.40 by a fraction, the numerator of which is the number of days between October 1,1989 and the Effective Date and the denominator of which is 92;

         (iii) if the Effective Date occurs after December 10, 1989 but on or prior to December 31, 1989, the first Dividend Payment Date shall be March 31, 1990 and the Initial Dividend shall be $.40, increased by an amount equal $.40 minus that number that results from multiplying $.40 by a fraction, the numerator of which is the number of days between October 1,1989 and the Effective Date and the denominator of which is 92; and

         (iv) if the Effective Date occurs after December 31,1989 but on or prior to February 28, 1990, the first Dividend Payment Date shall be March 31, 1990 and the Initial Dividend shall be $.40, minus that number that results from multiplying $.40 by a fraction, the numerator of which is the number of days between January 1, 1990 and the Effective Date and the denominator of which is 90.

Dividends shall be cumulative from the effective date of the merger (the "Merger") of a wholly-owned subsidiary of the Corporation with and into Strategic Mortgage Investments, Inc., a Maryland corporation (the "Effective Date"). So long as any Series A Preferred Stock shall remain outstanding, no dividend shall be declared or paid upon or set apart for payment for the Common Stock of the Corporation, par value $.01 per share (the "Common Stock"), or any other class or series of capital stock of the Corporation ranking junior the Series A Preferred Stock in respect of dividends ("Junior Stock"), nor may any Common Stock or any to other Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock), unless in each instance full Preference Dividends on all outstanding shares of Series A Preferred Stock for all past dividend periods required to be paid shall have been paid at the rate fixed therefor and the then current quarterly dividend shall have been paid or declared and sufficient funds set aside for payment thereof. No dividends shall be declared on any other series or class or classes of stock ranking on a parity with the Series A Preferred Stock as to dividends in respect of any dividend period thereof unless there shall likewise be or have been declared and sufficient funds set aside for payment thereof on all shares of Series A Preferred Stock to the time outstanding dividends for all quarter-yearly periods coinciding with or ending before the end of such other period, ratably in proportion to the respective annual dividend rates per annum fixed thereof. Accumulated and unpaid Preference Dividends required to be paid on any shares of Series A Preferred Stock shall not bear interest.

     3. Liquidation. The shares of Series A Preferred Stock shall rank prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Series A Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $16.40 per share (the "Liquidation Preference") of Series A Preferred Stock plus an amount equal to all Preference Dividends (whether or not declared) accumulated and unpaid on the shares of Series A Preferred Stock to the date of final distribution. If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation or proceeds thereof, distributable among the holders of shares of Series A Preferred Stock and holders of any other class or series of stock of the Corporation ranking on a parity with shares of Series A Preferred Stock as to payments upon liquidation, shall be insufficient pay in full the respective preferential amounts of shares of Series A Preferred Stock and any other such class or series, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or to any other corporation, nor transfer of all or any part of the Corporation's assets for cash, property or securities shall be considered a liquidation, dissolution or winding-up of the Corporation.

     4. Voting Rights. Except as hereinafter expressly provided in this Section 4 and as otherwise required under the laws of the State of Maryland, the holders of shares of Series A Preferred Stock shall have no voting rights.

     (A) If and when ever at any time or times all or any portion of the Preference Dividend on Series A Preferred Stock for any two or more quarterly dividends (whether or not consecutive) shall be in arrears and unpaid then, and in any such event, the number of directors constituting the Board of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of stockholders, or at a special meeting of holders of Series A Preferred Stock called as hereinafter provided, to elect two directors to fill such newly created directorships. Each holder shall be entitled to one vote in such election for each share of Series A Preferred Stock held. At such time as all arrears in Preference Dividends on the Series A Preferred Stock shall have been paid in full and Preference Dividends thereon for the current quarterly period shall have been paid or declared and a sum sufficient for the payment thereof set aside, then (i) the voting rights of holders of Series A Preferred Stock described in this paragraph 4(A) shall cease (subject always to revesting of such voting rights in the event of each and every similar future arrearages in Preference Dividends), (ii) the term of the directors then in office as a result of the voting rights described in this paragraph 4(A) shall terminate and (iii) the number of directors shall be such number as may be provided for in the bylaws respective of any increase made pursuant to this paragraph 4(A).

         (B) At any time when the voting right described in paragraph 4(A) shall have vested and remained in the holders of Series A Preferred Stock, such voting right may be exercised initially either at a special meeting of holders of Series A Preferred Stock or at any annual or special stockholders' meeting called for the purpose of electing directors, but thereafter it shall be exercised only at annual stockholders' meetings. If such right shall no already have been initially exercised, the Secretary of the Corporation may, and upon the written request of the holders of record of at least 10% of the shares of Series A Preferred Stock then outstanding shall, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing a director. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of stockholders of the Corporation, or, if none, at a time and place designated by the Secretary of the Corporation.

         (C) At any meeting held for the purpose of electing directors at which the holders of Series A Preferred Stock shall have the right to elect directors as provided in paragraph 4(A) above, the presence in person or by proxy of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock shall be required and be sufficient to constitute a quorum of Series A Preferred Stock for the election of directors by Series A Preferred Stock. At any such meeting or adjournment thereof, (i) the absence of a quorum of the holders of Series A Preferred Stock shall not prevent the election of directors other than the directors to be elected by the holders of Series A Preferred Stock and (ii) in the case of Series A Preferred stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of the directors that the holders of such class are entitled to elect, from time to time, until a quorum shall be present, and notice of such adjourned meeting need not be given unless otherwise required by law, provided that nothing herein shall affect the conduct of the meeting with respect to stockholders of any other class.

         (D) Any director who shall have been elected by holders of Series A Preferred Stock as a class shall hold office for a term expiring (subject to the earlier termination of the default in Preference Dividends) at the next annual meeting of stockholders, and during such term may be removed at any time, either with or without cause, only by the affirmative votes of holders of record of a majority of the votes of the shares of Series A Preferred Stock then outstanding at a special meeting of such stockholders called for such purpose. Any vacancy created by such removal may also be filled at such meeting.

         (E) Any vacancy caused by the death, resignation, or expiration of the term (except upon a termination of the default in dividends) of a director who shall have been elected by the holders of Series A Preferred Stock may be filled only by the holders of Series A Preferred Stock at a meeting called for such purpose. Such meeting shall be called by the Secretary of the Corporation at the earliest practicable date after any such death, resignation or expiration of term and in any event within ten days after receipt of a written request therefor, signed by the holders of record of at least 25% of the votes of the then outstanding shares of Series A Preferred Stock.

     5. Limitations on Certain Actions. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote at a meeting of at least 66 2/3% in number of shares of Preferred Stock then outstanding, directly or indirectly or through merger or consolidation with any other corporation:

         (i) create any class or classes of stock ranking prior to Series A Preferred Stock either as to dividends or as to amounts distributable upon liquidation or increase the authorized number of shares of any class or classes of stock ranking prior to Series A Preferred Stock either as to dividends or as to amounts distributable upon liquidation;

         (ii) authorize any reclassification of Series A Preferred Stock;

         (iii) alter or repeal any of the provisions of the charter (including the provisions of this Paragraph 5) so as to affect adversely the preferences, special rights or powers of the Series A Preferred Stock; or

         (iv) from June 26, 1989 to sixty days after the second anniversary of the Effective Date, repurchase or acquire an aggregate of 20% or more of (x) the aggregate number of shares of Common Stock outstanding on June 26, 1989 or (y) any class of Junior Stock that maybe issued on or after June 26, 1989.

Except as otherwise provided herein or otherwise required by law, no consent of the holders of Series A Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation ranking on a parity with the Series A Preferred Stock as to dividends or as to amounts distributable upon liquidation, or any other class or series of stock of the Corporation not ranking prior to the Series A Preferred Stock as to dividends or as to amounts distributable upon liquidation, (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof or (d) any other action by the Corporation.

     6. Redemption. Shares of Series A Preferred Stock will be redeemable at the option of the Corporation by resolution of its Board of Directors, passed by at least a majority of the members of the Board, at any time after the fifth anniversary of the Effective Date, in whole or in part, for cash in an amount per share so redeemed equal to the aggregate Liquidation Preference of such shares plus all Preference Dividends on such shares (whether or not earned or declared) accumulated and unpaid to the date of such redemption (the "Redemption Date"). If less than all shares of Series A Preferred Stock are to be redeemed, the shares of such series to be redeemed shall be determined by lot or in such other equitable manner as the Board of Directors may determine.

     The Corporation shall mail to each holder of the Series A Preferred Stock written notice of any redemption not less than 30 nor more than 60 days prior to the Redemption Date. Such notice shall specify the Redemption Date, the place or places where certificates for shares of Series A Preferred Stock are to be surrendered, the serial number or numbers of the certificates for shares to be redeemed (if less than all shares of Series A Preferred Stock are to be redeemed), the aggregate amount of consideration to be received in exchange for the shares to be redeemed, that shares of Series A Preferred Stock may be convertible into Common Stock, and that dividends on Series A Preferred Stock to be redeemed on the Redemption Date shall cease to accrue on the Redemption Date. Upon surrender of Series A Preferred Stock in accordance with said notice (properly endorsed or assigned for transfer if the Corporation shall so require and the notice shall so state), such Series A Preferred Stock shall be redeemed by the Corporation at the price and in the manner as aforesaid. The Corporation shall not be required to register a transfer of any shares of Series A Preferred Stock that have been redeemed after the Redemption Date in respect thereof.

     If, on the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, then notwithstanding that any certificates for shares of Series A Preferred Stock so called for redemption shall not have been surrendered for redemption, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the Redemption Date and all rights of holders of the shares of Series A Preferred Stock so called for redemption shall forthwith, after such Redemption Date, cease and terminate excepting only the right of the holders thereof to receive the redemption price therefor but without interest. The redemption price shall be delivered to the persons entitled thereto upon surrender to the Corporation or its agent appointed for that purpose of the certificates for the shares of Series A Preferred Stock being redeemed therefor. Any moneys so set aside by the Corporation and unclaimed at the end of three years from the date designated for such redemption shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the Corporation for payment of the redemption price. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

     If, after the giving of notice of redemption but before the Redemption Date specified therein, the Corporation shall deposit with a bank or trust company in The City of New York, having a capital surplus of at least $50,000,000, in trust to be applied to the redemption of the shares of Series A Preferred Stock so called for redemption the funds necessary for such redemption, then from and after the date of such deposit all rights of the holders of the shares of Series A Preferred Stock so called for redemption shall cease and terminate, excepting only the right to receive the redemption price therefor, but without interest, and the right to exercise on or before the Redemption Date privileges of conversion, if any, not theretofore expired, and such shares shall not be deemed to be outstanding. Any funds so deposited which shall not be required for such redemption because of the exercise of any such right of conversion subsequent to the date of such deposit shall be returned to the Corporation. In case the holders of shares of Series A Preferred Stock that shall have been called for redemption shall not, within three years after the date fixed for redemption, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

     8. Conversion. The holders of shares of Series A Preferred Stock shall have conversion rights as follows:

     (A) The shares of Series A Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time after the second anniversary of the Effective Date, at the office of the corporation or any transfer agent for such shares into fully paid and non-assessable shares of Common Stock of the Corporation, at the conversion raze, determined as hereinafter provided, in effect at the time of conversion. The Corporation shall make no payment or adjustment on account of any dividends accrued on shares of Series A Preferred Stock surrendered for conversion. In case of any call for redemption of any shares of Series A Preferred Stock, such right of conversion shall terminate, as to any shares designated for redemption, at the close of business on the fifth business day preceding the date fixed for redemption, unless default is made in the payment of the redemption price.

     (B) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender (i) the certificate or certificates therefor, duly endorsed or accompanied by proper instruments of transfer, and (ii) if such surrender is made after a Preferred Record Date and before the next succeeding record date for the payment of quarterly dividends on the Common Stock (any such Preferred Record Date, an "Intervening Preferred Date"), a cashiers check or other guaranteed funds in an amount equal to the aggregate amount of Preference Dividends received or receivable on the shares of Series A Preferred Stock to be converted on the Dividend Payment Date to which such Intervening Preferred Date related, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation, as soon as practicable thereafter, shall issue and deliver to such office to such holder or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on said date.

     (C) The conversion rate shall be .9 share of Common Stock for each share of Series A Preferred Stock converted, such rate being subject to adjustment from time to time as follows:

         (i) If the Corporation shall at any time issue additional shares of Common Stock as a dividend upon any outstanding stock of the corporation other than the Series A Preferred Stock, or subdivide the outstanding shares of Common Stock, or combine the outstanding shares of Common Stock, the conversion rate theretofore in effect shall be proportionately increased or decreased, as the case may be, effective immediately after the opening of business on the day following the record date for the determination of stockholders entitled to such dividend, or at the close of business on the date of such subdivision or combination, as the case may be.

         (ii) If the Corporation shall at any time issue rights or warrants to all holders of its outstanding Common Stock entitling them (for a period expiring within 45 days after the record date referred to below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock on the record date mentioned below, the conversion rate theretofore in effect immediately prior to such record date shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, such adjustment to become effective immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such rights or warrants. For the purpose of any computation under this subsection (ii) or subsection (iii) below, the current market price per share of Common Stock at any record date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive business days preceding the day in question. The closing price per share of Common Stock for each day shall be the last reported sale price regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information.

         (iii) If the Corporation distributes to all holders of its Common Stock evidences of indebtedness or securities or assets (excluding cash dividends payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock) or rights or warrants to subscribe or purchase (excluding those referred to in clause (ii) above), the conversion rate in effect immediately prior to the record date mentioned below shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the current market price per share of Common Stock on the date of such distribution and of which the denominator shall be such current market price per share of the Common Stock, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or securities or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, such adjustment to become effective immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such distribution. For purposes of this clause (iii), consolidated earnings or earned surplus shall be computed by adding thereto all charges against earned surplus on account of dividends paid in shares of Common Stock in respect of which the conversion rate has been adjusted, all as determined by the independent public accountants then regularly auditing the accounts of the Corporation, whose determination shall be conclusive.

         (iv) In the event of a declaration of a dividend by the Corporation without the fixing of a record date for the determination of stockholders entitled thereto, the first business day during which the stock transfer books of the corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

     (D) No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph 8(D), be deliverable upon the conversion of any shares of Series A Preferred Stock, the Corporation, in lieu of delivering a fractional share therefor, shall make a payment to the holder of such surrendered share of Series A Preferred Stock of an amount in cash equal (computed to the nearest cent) to such fraction multiplied by the closing price per share of Common Stock (as such term is defined in the final sentence of Section 8(C)(ii)) on the day of conversion.

     (E) Whenever the conversion rate is adjusted, as herein provided, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents for shares of Series A Preferred Stock and any securities exchange or exchanges on which such shares are listed, a statement signed by the President or Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion rate after such adjustment. Such transfer agent or agents and securities exchange or exchanges shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of shares of Series A Preferred Stock desiring an inspection thereof.

     (F) In case of any capital reorganization or any reclassification of the Common Stock of the Corporation or in case of a consolidation, merger or statutory share exchange of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the shares of Series A Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series A Preferred Stock.

     (G) In the event that:

         (i) the Corporation shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash out of consolidated earnings or earned surplus; or

         (ii) the Corporation shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights or warrants; or

         (iii) there shall be any capital reorganization of the Corporation, reclassification of the Common Stock of the Corporation (other than a subdivision or combination thereof), consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation; or

         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

 then, and in any such case, the Corporation shall cause to be mailed to the transfer agent or agents for Series A Preferred Stock, and to the holders of record of the outstanding shares of Series A Preferred Stock, at least fifteen
(15) days prior to the date hereinafter specified, or if notice is given to holders of Common Stock, no later than the date such notice is given, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any, that is to be fixed, as of which holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (H) The Corporation shall obtain and keep in force such permits or other authorizations as may be required by law in order to enable the Corporation validly to issue and deliver such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Corporation at all times shall reserve and keep available, out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the shares of Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Series A Preferred Stock from time to time outstanding.

     (I) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred Stock pursuant hereto. The Corporation, however, shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the corporation the amount of any tax or has established, to the satisfaction of the corporation, that such tax has been paid.

     9. Parity With Respect to Dividends and Distribution Upon Liquidation. The Series A Preferred Stock shall rank on a parity with any other series of Preferred Stock (not by its terms made junior or senior to the Series A Preferred Stock) with respect to the payment of dividends and shall rank on a parity with any and all series of Preferred Stock (not by its terms made junior or senior to the Series A Preferred Stock) as to distribution of assets in liquidation.

         IN WITNESS WHEREOF, the undersigned have caused the Articles to be executed this 6th day of November, 1989.

WITNESS                                   CAPSTEAD MORTGAGE CORPORATION



/s/ Patricia S. Koening                   By: /s/ Ronn Lytle
---------------------------                   ----------------------------------
Secretary                                         President



     THE UNDERSIGNED, President of the CORPORATION, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation of foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             /s/  Ronn Lytle
                                             -----------------------------------
                                                         President

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

     CAPSTEAD MORTGAGE CORPORATION (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, DOES HEREBY CERTIFY to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Article V, Section 1 of the Charter of the Corporation is amended to read in its entirety as follows:

          1. The total number of shares of capital stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000), having an aggregate par value of Eleven Million Dollars ($11,000,000.00), of which One Hundred Million (100,000,000) shall be common stock with a par value of One Cent ($.01) per share, amounting in the aggregate to One Million Dollars ($1,000,000.00), and One Hundred Million (100,000,000) shall be preferred stock with a par value of Ten Cents ($.10) per share, amounting in the aggregate to Ten Million Dollars ($10,000,000.00). The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

     SECOND: (a) The total number of shares of capital stock which the Corporation had authority to issue immediately before the Amendment was Seventy Million (70,000,000) shares, having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000.00), of which Fifty Million (50,000,000) shares of the par value of One Cent ($.01) per share, amounting in aggregate par value to Five Hundred Thousand Dollars ($500,000.00), was common stock and Twenty Million (20,000,000) shares of the par value of Ten Cents ($.10) per share, amounting in aggregate par value to Two Million Dollars ($2,000,000.00), was preferred stock.

     (b) The total number of shares of capital stock which the Corporation has authority to issue as amended is Two Hundred Million (200,000,000) shares, having an aggregate par value of Eleven Million Dollars ($11,000,000.00), of which One Hundred Million (100,000,000) shares of the par value of One Cent ($.01) per share, amounting in aggregate par value to One Million Dollars ($1,000,000.00), is common stock and One Hundred Million (100,000,000) shares of the par value of Ten Cents ($. 10) per share, amounting in aggregate par value to Ten Million Dollars ($10,000,000.00), is preferred stock.

     (c) The descriptions of each class of stock of the Corporation are not changed by the Amendment.

     THIRD: The foregoing Amendments to the Charter of the Corporation have been advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF, CAPSTEAD MORTGAGE CORPORATION has caused this certificate to be signed in its name and on its behalf by its President, and witnessed by its Secretary on December 1, 1992.

WITNESS                                  CAPSTEAD MORTGAGE CORPORATION


   /s/ Andrew F. Jacobs                  By: /s/ Ronn K. Lytle
-----------------------------------          -----------------------------------
               Secretary                                 President

     THE UNDERSIGNED, President of CAPSTEAD MORTGAGE CORPORATION, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             /s/ Ronn K. Lytle
                                         ---------------------------------------
                                                         President

                             ARTICLES SUPPLEMENTARY

                          $1.26 CUMULATIVE CONVERTIBLE
                            PREFERRED STOCK, SERIES B
                        OF CAPSTEAD MORTGAGE CORPORATION

     CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     Pursuant to authority conferred upon the Board of Directors by the Charter, as amended, of the Corporation, the Board of Directors on July 8, 1992 adopted a resolution, creating and authorizing the issuance of a series of 31,000,000 shares of $1.26 Cumulative Convertible Preferred Stock, Series B, and that the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

     1. Designation and Number of Shares. Thirty-one million (31,000,000) shares of Preferred Stock of the Corporation, par value $.10 per share, are hereby designated as the "$1.26 Cumulative Convertible Preferred Stock, Series B" (hereinafter called the "Series B Preferred Stock").

     2. Dividends. Holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for payment thereof, cumulative preferential cash dividends at the annual rate of $1.26 per share, and no more (the "Preference Dividend"), payable in equal monthly installments of $.105 in arrears on the last trading day of each calendar month (each a "Dividend Payment Date"), to holders of record as they appear on the register for the Series B Preferred Stock of the Corporation on such record dates, not more than 10 days preceding the payment dates thereof (each, a "Preferred Record Date"), as may be fixed by the Board of Directors, provided that, the first Preference Dividend payable per share of Series B Preferred Stock (the "Initial Dividend") after the Effective Date (as defined below) shall be as follows:

         (i) if the Effective Date occurs during the month of October 1992, the first Dividend Payment Date shall be October 30, 1992 or the earliest practicable date thereafter, and the Initial Dividend shall be that amount by which $.105 exceeds the actual amount distributed per share on the common stock (the "TC Stock") of Tyler Cabot Mortgage Securities Fund, Inc. ("Tyler Cabot") during the month of October 1992; and

         (ii) if the Effective Date occurs after October 31, 1992, the first Dividend Payment Date shall be the last trading day of the month in which the Effective Date occurs or the earliest practicable date thereafter, and the Initial Dividend shall be that amount equal to the product of $.105 multiplied by a fraction, the numerator of which shall be the number of days in the period commencing with and including the day immediately following the Effective Date up to and including the last day of the month in which the Effective Date occurs and the denominator of which shall be the total number of days in the month in which the Effective Date occurs.

Dividends shall be cumulative from the effective date of the merger (the "Merger") of Tyler Cabot with and into the Corporation (the "Effective Date"). So long as any Series B Preferred Stock shall remain outstanding, no dividend shall be declared or paid upon or set apart for payment for the Common Stock of the Corporation, par value $.01 per share (the "Common Stock"), or any other class or series of capital stock of the Corporation ranking junior to the Series B Preferred Stock in respect of dividends ("Junior Stock"), nor may any Common Stock or any other Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock), unless in each instance full Preference Dividends on all outstanding shares of Series B Preferred Stock for all past dividend periods required to be paid shall have been paid at the rate fixed therefor and the then current monthly dividend shall have been paid or declared and sufficient funds set aside for payment thereof. No dividends shall be declared on any other series or class or classes of stock ranking on a parity with the Series B Preferred Stock as to dividends (including, without limitation, outstanding shares of the Corporation's $1.60 Cumulative Preferred Stock, Series A (the "Series A Preferred Stock")) in respect of any dividend period thereof unless there shall likewise be or have been declared and sufficient funds set aside for payment thereof on all shares of Series B Preferred Stock at the time outstanding dividends for all monthly periods coinciding with or ending before the end of such other period, ratably in proportion to the respective annual dividend rates per annum fixed therefor. Accumulated and unpaid Preference Dividends required to be paid on any shares of Series B Preferred Stock shall not bear interest. As used in these Articles Supplementary, "trading day" shall mean a day that is neither a Saturday nor a Sunday nor a day on which the New York Stock Exchange is closed.

     3. Liquidation. The shares of Series B Preferred Stock shall rank prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Series B Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $11.38 per share (the "Liquidation Preference") of Series B Preferred Stock plus an amount equal to the Preference Dividends (whether or not declared) accumulated and unpaid on the shares of Series B Preferred Stock to the date of final distribution. If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation or proceeds thereof, distributable among the holders of shares of Series B Preferred Stock and holders of any other class or series of stock of the Corporation ranking on a parity with shares of Series B Preferred Stock as to payments upon liquidation (including, without limitation, the Series A Preferred Stock), shall be insufficient to pay in full the respective preferential amounts of shares of Series B Preferred Stock and any other such class or series, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a transfer of all or any part of the Corporation's assets for cash, property or securities shall be considered a liquidation, dissolution or winding-up of the Corporation.

     4. Voting Rights. Except as hereinafter expressly provided in this Section 4 and Section 5 and as otherwise required under the laws of the State of Maryland, the holders of shares of Series B Preferred Stock shall have no voting rights.

          (A) If and whenever at any time or times all or any portion of the Preference Dividends on Series B Preferred Stock for any two monthly dividends, whether or not consecutive, shall be in arrears and unpaid then, and in any such event, the number of directors constituting the Board of Directors shall be increased by two, and the holders of Series B Preferred Stock, voting separately as a class, shall be entitled at the next annual meeting of stockholders, or at a special meeting of holders of Series B Preferred Stock called as hereinafter provided, to elect two directors to fill such newly created directorships. Each holder shall be entitled to one vote in such election for each share of Series B Preferred Stock held. At such time as all arrearages in Preference Dividends on the Series B Preferred
                                        2

     Stock shall have been paid in full and Preference Dividends thereon for the current monthly period shall have been paid or declared and a sum sufficient for the payment thereof set aside, then (i) the voting rights of holders of Series B Preferred Stock described in this paragraph 4(A) shall cease (subject always to revesting of such voting rights in the event of each and every similar future arrearages in Preference Dividends), (ii) the term of the directors then in office as a result of the voting rights described in this paragraph 4(A) shall terminate and (iii) the number of directors shall be reduced by the number of Directors then in office elected pursuant to this paragraph 4(A). A vacancy in the class of directors elected pursuant to this paragraph 4(A) shall be filled by the remaining director of the class, unless such vacancy is filled pursuant to the final sentence of paragraph 4(D).

          (B) At any time when the voting right described in paragraph 4(A) shall have vested and shall remain in the holders of Series B Preferred Stock, such voting right may be exercised initially either at a special meeting of holders of Series B Preferred Stock or at any annual or special stockholders' meeting called for the purpose of electing directors, but thereafter it shall be exercised only at annual stockholders' meetings. If such voting right shall not already have been initially exercised, the Secretary of the Corporation may, and upon the written request of the holders of record of at least 10% of the shares of Series B Preferred Stock then outstanding shall, call a special meeting of the holders of Series B Preferred Stock for the purpose of electing two directors pursuant to paragraph 4(A), and notice thereof shall be given to the holders of Series B Preferred Stock in the same manner as that required to be given to holders of Common Stock for the annual meeting of stockholders. Such meeting shall be held at the earliest practicable date upon the notice required for special meetings of stockholders of the Corporation, or, if none, at a time and place designated by the Secretary of the Corporation.

           (C) At any meeting held for the purpose of electing directors at which the holders of Series B Preferred Stock shall have the right to elect directors as provided in paragraph 4(A) above, the presence in person or by proxy of the holders of at least thirty-five percent (35%) of the then outstanding shares of Series B Preferred Stock shall be required and be sufficient to constitute a quorum of Series B Preferred Stock for the election of directors by Series B Preferred Stock, and the vote of the holders of a majority of such shares so present in person or by proxy at any such meeting at which there shall be such a quorum shall be required and be sufficient to elect the members of the Board of Directors which the holders of Series B Preferred Stock are entitled to elect as hereinabove provided. At any such meeting or adjournment thereof, (i) the absence of a quorum of the holders of Series B Preferred Stock shall not prevent the election of directors other than the directors to be elected by the holders of Series B Preferred Stock and (ii) in the case of Series B Preferred Stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class, if constituting less than a quorum as hereinabove provided, shall have the power to adjourn the meeting for the election of the directors that the holders of such class are entitled to elect, from time to time, until a quorum shall be present, and notice of such adjourned meeting need not be given unless otherwise required by law, provided that nothing herein shall affect the conduct of the meeting with respect to stockholders of any other class.

           (D) Any director who shall have been elected or appointed pursuant to this Section 4 shall hold office for a term expiring (subject to the earlier termination of the default in Preference Dividends) at the next annual meeting of stockholders, and during such term may be removed at any time, either with or without cause, only by the affirmative vote of the holders of record of a majority of the shares of Series B Preferred Stock then outstanding at a special meeting of such stockholders called for such purpose. Any vacancy created by such removal may also be filled at such meeting.

     5. Limitations on Certain Actions. (A) So long as any shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Series B Preferred Stock then outstanding, given in person or by proxy at a meeting called for the purpose at which the holders of Series B Preferred Stock shall vote separately as a class, directly or indirectly or through merger or consolidation with any other corporation:

           (i) create any class or classes of stock ranking prior to Series B Preferred Stock either as to dividends or as to amounts distributable upon liquidation or increase the authorized number of shares of any class or classes of stock ranking prior to Series B Preferred Stock either as to dividends or as to amounts distributable upon liquidation;

           (ii) authorize any reclassification of Series B Preferred Stock; or

           (iii) amend, alter or repeal any of the provisions of the Charter of the Corporation (including the provisions of this paragraph 5) so as to affect adversely the preferences, special rights or voting powers of the Series B Preferred Stock.

     (B) So long as 5,900,000 or more shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, given in person or by proxy at a meeting called for the purpose at which the holders of Series B Preferred Stock shall vote separately as a class, directly or indirectly effect the sale, lease or conveyance by the Corporation of all or substantially all of its property or business, or its consolidation or merger with any other corporation unless the corporation resulting from such consolidation or merger will have after such consolidation or merger no class of shares either authorized or outstanding ranking prior to or on a parity with the Series B Preferred Stock except the same number of shares ranking prior to or on a parity with the Series B Preferred Stock and having the same rights and preferences as the shares of the Corporation authorized and outstanding immediately preceding such consolidation or merger, and each holder of Series B Preferred Stock immediately preceding such consolidation or merger shall receive the same number of shares, with the same rights and preferences, of the resulting corporation.

     Except as otherwise provided herein or otherwise required by law, no consent of the holders of Series B Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation ranking on a parity with the Series B Preferred Stock as to dividends or as to amounts distributable upon liquidation, or any other class or series of stock of the Corporation not ranking prior to the Series B Preferred Stock as to dividends or as to amounts distributable upon liquidation, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

     6. Redemption. Shares of Series B Preferred Stock will be redeemable at the option of the Corporation by resolution of its Board of Directors, passed by at least a majority of the members of the Board, at any time after the fifth anniversary of the Effective Date, in whole or in part, for cash in an amount per share so redeemed equal to $12.50 per share plus all Preference Dividends on such shares (whether or not earned or declared) accumulated and unpaid to the date of such redemption (the "Redemption Price"). If less than all shares of Series B Preferred Stock are to be redeemed, (i) all arrearages in Preference Dividends on all outstanding shares of Series B Preferred Stock must be paid in full prior to any such partial redemption and (ii) the shares of such series to be redeemed shall be determined by lot or in such other equitable manner as the Board of Directors may determine.

     The Corporation shall mail to each holder of the Series B Preferred Stock written notice of any redemption not less than 30 nor more than 60 days prior to the date fixed for such Redemption (the "Redemption Date"). Such notice shall specify the Redemption Date, the place or places where certificates for shares of Series B Preferred Stock are to be surrendered, the serial number or numbers of the certificates for shares to be redeemed (if less than all shares of Series B Preferred Stock are to be redeemed), the Redemption Price, that shares of Series B Preferred Stock may be convertible into Common Stock, and that dividends on Series B Preferred Stock to be redeemed on the Redemption Date shall cease to accrue on the Redemption Date. Upon surrender of Series B Preferred Stock in accordance with said notice (properly endorsed or assigned for transfer if the Corporation shall so require and the notice shall so state), such Series B Preferred Stock shall be redeemed by the Corporation at the Redemption Price and in the manner as aforesaid. The Corporation shall not be required to register a transfer of any shares of Series B Preferred Stock that have been redeemed after the Redemption Date in respect thereof.

     If, at any time after the giving of notice of redemption but before the Redemption Date specified therein, the Corporation shall deposit with a bank or trust company in the United States, having a capital surplus of at least $50,000,000, in trust to be applied to the redemption of the shares of Series B Preferred Stock called for redemption the funds necessary for such redemption, then from and after the date of such deposit all rights of the holders of the shares of Series B Preferred Stock so called for redemption shall cease and terminate, excepting only (i) the right to receive the Redemption Price therefor, but without interest, and (ii) the right to exercise on or before the Redemption Date privileges of conversion set forth in paragraph 7, and such shares shall not be deemed to be outstanding. Any funds so deposited which shall not be required for such redemption because of the exercise of any such right of conversion subsequent to the date of such deposit shall be returned to the Corporation. In case the holders of shares of Series B Preferred Stock that shall have been called for redemption shall not, within five years after the date fixed for redemption, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

     7. Conversion. The holders of shares of Series B Preferred Stock shall have conversion rights as follows:

      (A) The shares of Series B Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time at the office of the Corporation or the transfer agent for such shares into fully paid and non-assessable shares of Common Stock of the Corporation, at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. In case of any call for redemption of any shares of Series B Preferred Stock, such right of conversion shall terminate, as to any shares designated for redemption, at the close of business on the fifth trading day preceding the Redemption Date unless default is made in the payment of the Redemption Price

      (B) Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender (i) the certificate or certificates therefor, duly endorsed or accompanied by proper instruments of transfer, and (ii) if such surrender is made after one or more Preferred Record Dates and on or before the record date for the payment of quarterly dividends on the Common Stock for the quarter in which such Preferred Record Date (or Dates) falls (or fall) (any such Preferred Record Date, an "Intervening Preferred Date"), a cashier's check or other guaranteed funds in an amount equal to the aggregate amount of Preference Dividends declared or received on the shares of Series B Preferred Stock on the Dividend Payment Date or Dates to which such Intervening Preferred Date or Dates related, at the office of the Corporation or of the transfer agent for the Series B Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation, as soon as practicable thereafter, shall issue and deliver at such office to such holder or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted and, if applicable, the cashier's check or other guaranteed funds, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on said date.

      (C) The conversion rate shall be .3196 share of Common Stock for each share of Series B Preferred Stock converted, such rate being subject to adjustment from time to time as follows

           (i) If the Corporation shall at any time issue additional shares of Common Stock as a dividend upon any outstanding stock of the Corporation other than the Series B Preferred Stock, or subdivide the outstanding shares of Common Stock, or combine the outstanding shares of Common Stock, the conversion rate in effect immediately prior thereto shall be adjusted so that each share of Series B Preferred Stock shall thereafter be convertible into the total number of shares of Common Stock which the holder of a share of Series B Preferred Stock would have held immediately after the happening of any of the aforesaid events had such share been converted immediately prior to the happening of such event. Such adjustment shall become effective immediately after the opening of business on the record date for the determination of stockholders entitled to such dividend, or on the effective date of such subdivision or combination, as the case may be.

           (ii) If the Corporation shall at any time issue rights or warrants to all holders of its outstanding Common Stock entitling them (for a period expiring within 45 days after the record date referred to below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock on the record date mentioned below, the conversion rate theretofore in effect immediately prior to such record date shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date referred to below plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, such adjustment to become effective immediately after the opening of business on the record date for the determination of stockholders entitled to receive such rights or warrants. For the purpose of any computation under this subsection (ii) or subsection (iii) below, the current market price per share of Common Stock at any record date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days commencing 45 trading days prior to the day in question. The closing price per share of Common Stock for each day shall be the last reported sale price regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information.

            (iii) If the Corporation distributes to holders of its Common Stock
      (i) any rights or warrants to subscribe for or purchase any security of the Corporation (other than those referred to in Section 7(C) (ii) above) or evidences of indebtedness or securities or (ii) cash or other assets (excluding regular quarterly cash dividends payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock) or rights or warrants to subscribe or purchase, the conversion rate in effect immediately prior to the record date mentioned below shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the current market price per share of Common Stock on such record date and of which the denominator shall be such current market price per share of the Common Stock, less the cash or the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or securities or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, such adjustment to become effective immediately on the record date for the determination of stockholders entitled to receive such distribution. For purposes of this clause (iii), consolidated earnings or earned surplus shall be computed by adding thereto all charges against earned surplus on account of dividends paid in shares of Common Stock in respect of which the conversion rate has been adjusted, all as determined by the independent public accountants then regularly auditing the accounts of the Corporation, whose determination shall be conclusive. The reclassification (including any reclassification, upon a merger in which the Corporation is the continuing corporation) of Common Stock into securities which include both Common Stock and other securities shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the record date for the determination" above), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

            (iv) In the event of a declaration of a dividend by the Corporation without the fixing of a record date for the determination of stockholders entitled thereto, the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

      (D) No fractional shares of Common Stock shall be issued upon the conversion of shares of Series B Preferred Stock. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph 7(D), be deliverable upon the conversion of any shares of Series B Preferred Stock, the Corporation, in lieu of delivering a fractional share therefor, shall make a payment to the holder of such surrendered share of Series B Preferred Stock of an amount in cash equal (computed to the nearest cent) to such fraction multiplied by the closing price per share of Common Stock (as such term is defined in the final sentence of Section 7(C) (ii)) on the day of conversion.

      (E) Whenever the conversion rate is adjusted, as herein provided, the Corporation shall forthwith maintain at its office and file with the transfer agent or agents for shares of Series B Preferred Stock and any securities exchange or exchanges on which such shares are listed, a statement signed by the President or Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion rate after such adjustment. Such transfer agent or agents and securities exchange or exchanges shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of shares of Series B Preferred Stock desiring an inspection thereof.

      (F) In case of any capital reorganization or any reclassification of the Common Stock of the Corporation or in case of a consolidation, merger or statutory share exchange of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such shares of Series B Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the shares of Series B Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series B Preferred Stock.

      (G) In the event that:

           (i) the Corporation shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash out of consolidated earnings or earned surplus; or

           (ii) the Corporation shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights or warrants; or

           (iii) there shall be any capital reorganization of the Corporation, reclassification of the Common Stock of the corporation (other than a subdivision or combination thereof), consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, or

           (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, the Corporation shall cause to be mailed to the transfer agent or agents for Series B Preferred Stock, and to the holders of record of the outstanding shares of Series B Preferred Stock, at least fifteen
(15) days prior to the date hereinafter specified, or if notice is given to holders of Common Stock, no later than the date such notice is given, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any, that is to be fixed, as of which holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

     (H) The Corporation shall obtain and keep in force such permits or other authorizations as may be required by law in order to enable the Corporation validly to issue and deliver such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series B Preferred Stock from time to time outstanding. The Corporation at all times shall reserve and keep available, out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the shares of Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Series B Preferred Stock from time to time outstanding.

     (I) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto. The Corporation, however, shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     8. Parity With Respect to Dividends and Distribution Upon Liquidation. The Series B Preferred Stock shall rank on a parity with any other series of Preferred Stock, including the Series A Preferred Stock, (not by its terms made junior or senior to the Series B Preferred Stock) with respect to the payment of dividends and shall rank on a parity with any other series of Preferred Stock, including the Series A Preferred Stock, (not by its terms made junior or senior to the Series B Preferred Stock) as to distribution of assets in liquidation.

     IN WITNESS WHEREOF, the undersigned has caused the Articles Supplementary to be executed this first day of December, 1992.

                                              CAPSTEAD MORTGAGE CORPORATION


                                              By: /s/ Ronn K.Lytle
                                                  ------------------------------
                                                          PRESIDENT

     THE UNDERSIGNED, President of THE CORPORATION, who executed on behalf of the Corpora tion Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval therefor are true in all material respects under the penalties of perjury.



                                          /s/ Ronn K. Lytle
                                         ---------------------------------------
                                                     PRESIDENT

                           ARTICLES OF MERGER BETWEEN
                          CAPSTEAD MORTGAGE CORPORATION
                 AND TYLER CABOT MORTGAGE SECURITIES FUND, INC.

         Pursuant to the provisions of Section 3-109 of the General Corporation Law of the State of Maryland, the undersigned corporations hereby certify that:

                                   ARTICLE I.

                                     CONSENT

         1.01. Capstead Mortgage Corporation, a Maryland corporation ("Acquiror"), and Tyler Cabot Mortgage Securities Fund, Inc., a Maryland corporation ("Acquiree"), each agree to the merger of Acquiree with and into Acquiror (the "Merger"), subject to the terms and conditions set forth in the Amended and Restated Agreement and Plan of Merger dated September 18, 1992 entered into by and between Acquiror and Acquiree (the "Merger Agreement"). At the Effective Time (as hereinafter defined) of the Merger, Acquiree will be merged with and into Acquiror in accordance with the provisions of the General Corporation Law of the State of Maryland. Acquiror shall be the surviving corporation, and the separate existence of Acquiree shall cease. The terms and conditions of the Merger hereby agreed upon and the manner of carrying the name into effect shall be hereinafter set forth. From and after the Effective Time, the Acquiror shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of Acquiree.


                                   ARTICLE II.

                    PLACE OF INCORPORATION; PRINCIPAL OFFICES

         2.01. The name and place of incorporation of each party is as follows:

                         NAME                               PLACE

               Capstead Mortgage Corporation               Maryland

               Tyler Cabot Mortgage Securities             Maryland
                 Fund, Inc.

         2.02. The name and place of incorporation of the surviving corporation is as follows:

                         NAME                               PLACE

               Capstead Mortgage Corporation               Maryland

         2.03. The principal office of Acquiror is located in Baltimore City, Maryland. Acquiror owns no interest in land in the State of Maryland.

         2.04. The principal office of Acquiree is located in Baltimore City, Maryland. Acquiree owns no interest in land in the State of Maryland.

                                  ARTICLE III.

                                   APPROVALS

         3.01. The terms and conditions of the transaction set forth in these Articles were advised, authorized and approved by each corporation party to the Articles in the manner and by the vote required by the charter and the laws of the State of Maryland. The manner of approval was as follows:

                  (a) The Board of Directors of Acquiree, at a meeting held on July 8, 1992, adopted a resolution which declared that the proposed merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directed that the proposed merger be submitted for consideration at a special meeting on the stockholders of Acquiree.

                  (b) Notice, which stated that a propose of the special meeting of stockholders was to act on the proposed merger, was given by Acquiree to its stockholders as required by law.

                  (c) The proposed merger was approved by the stockholders of Acquiree at a special meeting of stockholders held on December 1, 1992, by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

                  (d) The Board of Directors of Acquiror, at a meeting held on July 8, 1992, adopted a resolution which declared that the proposed merger was advisable on substantially the terms and conditions set forth or referred to in the resolution and directed that the proposed merger be submitted for consideration at a special meeting of the stockholders of Acquiree.

                  (e) Notice, which stated that a purpose of the special meeting of stockholders was to act on the proposed merger, was given by Acquiror to be stockholders entitled to vote thereon at required by law.

                  (f) The proposed merger was approved by the stockholders of Acquiror at a special meeting of stockholders held on December 1, 1992, by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

                                   ARTICLE IV.

                                 CAPITALIZATION

         4.01. The total number of shares of all classes and the total number of shares and par value, if any, of each class, and the aggregate par value of all the shares of all classes of which each party to the Articles has the authority to issue are as follows:


                                                            with Par Value                                 w/o Par Value
                                         ------------------------------------------------------            -------------
                       Class of           Number of                                                          Number of
     Name              Shares              Shares                  Par Value         Amount                   Shares
     ----              --------           ---------                ---------         ------                  ---------
                       Common
Acquiror               Stock             100,000,000                 $.01           $ 1,000,000               None

                       Preferred
Acquiror               Stock             100,000,000                 $.10           $10,000,000               None
                                         -----------                               ------------
TOTAL                                    200,000,000                                $11,000,000               None
ACQUIROR
                       Common
Acquiree               Stock             200,000,000                 $.01           $ 2,000,000               None


                                   ARTICLE V.

                        AMENDMENT OF CHARTER OF ACQUIROR

         5.01. The vote by the stockholders of Acquiror at the special meeting held on December 1, 1992 approving the Merger of Acquiree with and into Acquiror also constituted approval by the stockholders of Acquiror of an amendment of the Charter of Acquiror increasing the total number of shares which Acquiror has authority to issue from 70,000,000 shares having an aggregate par value of $2,500,000 to 200,000,000 shares having an aggregate par value of $11,000,000 as follows:

                  (a) the total number of shares of common stock, par value $.01 per share, which Acquiror has authority to issue was increased from 50,000,000 shares having an aggregate par value of $500,000 to 100,000,000 shares having an aggregate par value of $1,000,000; and

                  (b) the total number of shares of preferred stock, par value $.10 per share, which Acquiror has authority to issue was increased from 50,000,000 shares having an aggregate par value of $2,000,000 to 100,000,000 shares having an aggregate par value of $10,000,000.

         5.02. The descriptions of each class of stock of Acquiror were not changed by such amendment.

         5.03. Articles of Amendment of the Articles of Incorporation of Acquiror were filed with the State Department of Assessments and Taxation of Maryland on December 2, 1992 effectuating the foregoing amendment.

         5.04. The vote by the stockholders of Acquiror at the special meeting held on December 1, 1992 approving the Merger also constituted approval on the issuance of shares of the Acquiror's $1.26 Cumulative Convertible Preferred Stock, Series B, par value $.10 per share (the "Series B Preferred Stock") in the Merger. Articles Supplementary creating and authorizing the issuance of a series of 31,000,000 shares of Series B Preferred Stock were filed with the State Department of Assessments and Taxation of Maryland on December 2, 1992.

                                   ARTICLE VI.

                MANNER OF EFFECTUATING THE MERGER AND CONVERTING
                                      STOCK

         6.01. The manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation or for other consideration and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

                  Each share of common stock, par value $.01 per share, of the Acquiree ("Common Stock") outstanding immediately prior to the Effective Time shall be converted (the "Conversion") into one share of $1.26 Cumulative Convertible Preferred Stock, Series B, par value $.10 per share, of Acquiror ("Preferred Stock"); provided, however, that the Acquiror shall not be required to issue or deliver any fractional shares of Preferred Stock in connection with the Conversion and, in lieu thereof, Acquiror shall pay to each person who would otherwise be entitled to receive a fractional share of Preferred Stock pursuant to the Conversion an amount in cash (the "Cash Amount") equal to the greater of (i) the product of such fraction times the composite transactions closing price of Acquiree's Common Stock on the New York Stock Exchange for the last trading date prior to the Effective Time, and (ii) the pro rata liquidation preference of the fractional share of Preferred Stock which such person would be otherwise entitled to receive (the Preferred Stock plus the Cash Amount being collectively referred to as the "Merger Consideration").

         6.02. The Merger Agreement provides that, prior to the Effective Time, Acquiror shall appoint an agent reasonably acceptable to the Acquiree (the "Exchange Agent") for the purpose of exchanging certificates representing shares of Common Stock for the Merger Consideration. Acquiror will make available to the Exchange Agent, as needed, the Merger Consideration to be delivered in respect of the shares of Common Stock. The Merger Agreement provides that, at the Effective Time, Acquiror shall send, or shall cause the Exchange Agent to send, to each holder of shares of Common Stock at the Effective Time a letter of transmittal, in form and substance acceptable to the Acquiree, for use in such exchange (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper deliver of the certificates representing shares of Common Stock to the Exchange Agent). The Merger Agreement provides that, from and after the Effective Time, each holder of shares of Common Stock that have been converted has a right to receive the Merger Consideration, upon surrender to the Exchange Agent of a certificate of certificates representing such shares of Common Stock, together with a properly completed letter of transmittal covering such shares of Common stock, shall be entitled to receive the Merger Consideration payable in respect of such shares of Common Stock. Until so surrendered, each such certificate shall, after the Effective Time represent for all purposes only the right to receive such Merger Consideration.

         6.03. No dividends then have been declared in respect of the Preferred Stock shall be paid to persons entitled to receive the Preferred Stock until such persons have surrendered their certificates for shares of Common Stock, together with a properly completed letter of transmittal, at which time all dividends therefore declared and which were paid or payable prior to such surrender and exchange shall be paid to the persons to whom the Preferred Stock is delivered pursuant to the letter of transmittal accompanying such shares of Common Stock. In no event shall the persons entitled to receive such dividends be entitled to receive interest on such dividends, and in no event shall any dividends be payable with respect to the Cash Amount.

         6.04. If any portion of the Merger Consideration is to be paid to a person other than the registered holder of the shares of Common Stock represented by the certificate or certificates surrendered in exchange therefor, it shall be a condition to such delivery that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of such shares of Common Stock or establish to the satisfaction of the Acquiror that such has been paid or is not payable.

         6.05. After the Effective Time, there shall be no further registration of transfers of shares of Common Stock. If, after the Effective Time, certificates representing shares of Common Stock are presented to the Acquirer, they shall be cancelled and exchanged for the Merger Consideration in accordance with the procedures set forth in this Article VI.

         6.06. Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 6.02 that remains unclaimed as the holders of shares of Common Stock six months after the effective Time shall be returned to Acquiror, upon demand, and any such holder who has not exchanged his or her shares of Common Stock for the Merger Consideration in accordance with these provisions prior to the time that such Merger Consideration is returned to Acquiror shall thereafter look only to Acquiror for payment of the Merger Consideration in respect of his or her shares of Common Stock. The Merger Agreement provides that, notwithstanding the foregoing, Acquiror shall not be liable to any holder of shares of Common Stock for any amount required to be paid to a public official pursuant to applicable abandoned property laws. Any amounts remaining unclaimed by holders of shares of Common Stock five years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental entity) shall, to the extent permitted by applicable law, become the property of Acquiror free and clear of any claims or interest of any persons previously entitled thereto.

                                  ARTICLE VII.

                            EFFECTIVE TIME OF MERGER

         7.01. The Merger shall become effective upon acceptance of these Articles, together with any necessary certificates, by the Department of Assessments and Taxation of the State of Maryland (the "Effective Time").

         IN WITNESS WHEREOF, CAPSTEAD MORTGAGE CORPORATION and TYLER CABOT MORTGAGE SECURITIES FUND, INC. have caused these presents to be signed in their respective names and on their respective behaves by their President and Chairman, respectively, and witnessed by their respective secretaries on December 2, 1992.


WITNESS:                                    CAPSTEAD MORTGAGE CORPORATION
                                            (a Maryland Corporation)

  /s/ Andrew F. Jacobs                      By:   /s/ Ronn K. Lytle
------------------------------------           ---------------------------------
         Andrew F. Jacobs                             Ronn K. Lytle
         Secretary                                    President





WITNESS:                                    TYLER CABOT MORTGAGE SECURITIES
                                            FUND, INC.
                                            (a Maryland Corporation)

    /s/  David Barbour                      By:   /s/ Ronn Lytle
------------------------------------           ---------------------------------
         David Barbour                                Ronn Lytle
         Asst Secretary                               Chairman

         THE UNDERSIGNED, President of Capstead Mortgage Corporation, who executed on behalf of the Corporation the foregoing articles of which this certificate us made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                                   /s/ Ronn Lytle
                                                   ----------------------------
                                                   Ronn Lytle
                                                   President


         THE UNDERSIGNED, Chairman of Tyler Cabot Mortgage Securities Fund, Inc., who executed on behalf of the Corporation the foregoing articles of which this certificate us made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                                   /s/ Ronn Lytle
                                                   ----------------------------
                                                   Ronn Lytle
                                                   Chairman

                             ARTICLES SUPPLEMENTARY

                          $1.26 CUMULATIVE CONVERTIBLE
                            PREFERRED STOCK, SERIES B
                        OF CAPSTEAD MORTGAGE CORPORATION


         CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         Pursuant to authority conferred upon the Board of Directors by the Charter, as amended, of the Corporation, the Board of Directors on April 19, 1996 adopted a resolution, authorizing the classification and issuance of an additional 1,500,000 shares of $1.26 Cumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock") and that the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are the same as set forth in the Articles Supplementary creating the Series B Preferred Stock (which Articles Supplementary were filed by the Corporation with the State Department of Assessments and Taxation of Maryland on December 2, 1992 and are hereby incorporated herein by reference) (the "Original Articles Supplementary").

         1. Designation and Number of Shares. One million five hundred thousand (1,500,000) shares of Preferred Stock of the Corporation, par value $.10 per share, are hereby designated as the "$1.26 Cumulative Convertible Preferred Stock, Series B".

         2. Dividends. As set forth in the Original Articles Supplementary.

         3. Liquidation. As set forth in the Original Articles Supplementary.

         4. Voting Rights. As set forth in the Original Articles Supplementary.

         5. Limitations on Certain Actions. As set forth in the Original Articles Supplementary.

         6. Redemption. As set forth in the Original Articles Supplementary.

         7. Conversion. As set forth in the Original Articles Supplementary.

         8. Parity With Respect to Dividends and Distribution Upon Liquidation. As set forth in the Original Articles Supplementary.

         IN WITNESS WHEREOF, the undersigned has caused these additional Articles Supplementary to be executed this second day of May, 1996.

                                       CAPSTEAD MORTGAGE CORPORATION



                                       BY:       /s/ ANDREW F. JACOBS
                                          --------------------------------------
                                                     ANDREW F. JACOBS,
                                          VICE PRESIDENT - CONTROL AND TREASURER

ATTEST:



        /s/ DAVID BARBOUR
-----------------------------------
DAVID BARBOUR,
ASSISTANT SECRETARY



         THE UNDERSIGNED, Vice President - Control and Treasurer of THE CORPORATION, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval therefor are true in all material respects under the penalties of perjury.



                                                 /s/ ANDREW F. JACOBS
                                          --------------------------------------
                                                     ANDREW F. JACOBS,
                                          VICE PRESIDENT - CONTROL AND TREASURER

                              DOMESTIC CORPORATION

             NOTICE OF CHANGE OF PRINCIPAL OFFICE AND RESIDENT AGENT


State Department of Assessments
and Taxation
Baltimore, Maryland

Pursuant to the provisions of Section 2-108 of the Maryland General Corporation Law, the undersigned Maryland corporation hereby notifies the State Department of Assessments and Taxation of Maryland:

         (1) That under resolution adopted by the Board of Directors of the corporation on April 19, 1996, a certified copy of which is filed herewith, the resident agent of the corporation in the State of Maryland has been changed to National Registered Agents, Inc. of MD, whose post office address is 11 East Chase Street, Baltimore, Maryland 21202. The resident agent so designated is a corporation of the State of Maryland.

         (2) That under resolution adopted by the Board of Directors of the corporation on April 19, 1996, a certified copy of which is filed herewith, the principal office of the corporation in the State of Maryland has been changed from 11 E. Chase St. Suite 9E, Baltimore, MD 21202 to 11 East Chase Street, c/o National Registered Agents, Inc. of MD, Baltimore, Maryland 21202.

                                      Capstead Mortgage Corporation



                                      By:  /s/ Andrew F. Jacobs
                                         --------------------------------------
                                         Senior (Vice) President



Dated May 6, 1996

The undersigned, being the duly elected and acting Secretary of Capstead Mortgage Corporation, hereby certifies that at a meeting of the Board of Directors duly called and held on April 19, 1996, the following resolutions were duly adopted and are now in full force and effect:

                           "RESOLVED, that National Registered Agents, Inc. of MD, 11 East Chase Street, Baltimore Maryland 21202 be and hereby is designated as Resident Agent of the corporation in lieu of CSC - Lawyers Incorporating Service Company and that the proper officer of the corporation is authorized to file a Notice to that effect.

                           "FURTHER RESOLVED, that the principal office of the corporation in the State of Maryland be and it is hereby changed from 11 E. Chase St., Suite 9E, Baltimore MD 21202 to 11 East Chase, c/o National Registered Agents, Inc. of MD, Baltimore, MD 21202 and that the proper officer of the corporation is authorized to file a Notice to that effect."

WITNESS my hand and the seal of the corporation on May 6, 1996.

(CORPORATE SEAL)


                                       /s/ Andrew F. Jacobs
                                     ------------------------------------------
                                     Secretary of Capstead Mortgage Corporation
                                     Andrew F. Jacobs

                             ARTICLES SUPPLEMENTARY

                          $1.26 CUMULATIVE CONVERTIBLE
                            PREFERRED STOCK, SERIES B
                        OF CAPSTEAD MORTGAGE CORPORATION

         CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Maryland SDAT") that:

         Pursuant to authority conferred upon the Board of Directors by the Charter, as amended, of the Corporation, the Board of Directors on September 9, 1996 adopted a resolution, authorizing the classification and issuance of an additional 4,500,000 shares of $1.26 Cumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock") and that the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are the same as set forth in the Articles Supplementary creating the Series B Preferred Stock (the "Original Articles Supplementary") (which Original Articles Supplementary were filed by the Corporation with the Maryland SDAT on December 2, 1992 and are hereby incorporated herein by reference).

         1. Designation and Number of Shares. Four million five hundred thousand (4,500,000) shares of Preferred Stock of the Corporation, par value $.10 per share, are hereby designated as the "$1.26 Cumulative Convertible Preferred Stock, Series B".

         2. Dividends. As set forth in the Original Articles Supplementary.

         3. Liquidation. As set forth in the Original Articles Supplementary

         4. Voting Rights. As set forth in the Original Articles Supplementary.

         5. Limitations on Certain Actions. As set forth in the Original Articles Supplementary.

         6. Redemption. As set forth in the Original Articles Supplementary.

         7. Conversion. As set forth in the Original Articles Supplementary.

         8. Party with Respect to Dividends and Distribution Upon Liquidation. As set forth in the Original Articles Supplementary.

         IN WITNESS WHEREOF, the undersigned has caused these additional Articles Supplementary to be executed this 9th day of September, 1996.

                               CAPSTEAD MORTGAGE CORPORATION


                               By: /s/ Andrew F. Jacobs
                                   ---------------------------------------------
                                   Andrew F. Jacobs
                                   Senior Vice President - Control and Treasurer



ATTEST:



   /s/ David Barbour
-------------------------
David Barbour,
Assistant Secretary


         THE UNDERSIGNED, Senior Vice President - Control and Treasurer of the Corporation, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate set of said Corporation and hereby certifies that the matters and facts set forth herein with respect the authorization and approval therefor are true in all material respects under the penalties of perjury.

                                     /s/ Andrew F. Jacobs
                                   ---------------------------------------------
                                   Andrew F. Jacobs
                                   Senior Vice President - Control and Treasurer

                             ARTICLES SUPPLEMENTARY

                          $0.56 CUMULATIVE CONVERTIBLE
                            PREFERRED STOCK, SERIES C
                        OF CAPSTEAD MORTGAGE CORPORATION

         CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         Pursuant to authority conferred upon the Board of Directors by the charter, as amended, of the Corporation (the "Charter"), the Board of Directors on November 30, 1999 adopted a resolution, creating and authorizing the issuance of a series of 5,378,000 shares of $0.56 Cumulative Convertible Preferred Stock, Series C, and that the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

         1. Designation and Number of Shares. Five million three hundred seventy-eight thousand (5,378,000) shares of Preferred Stock of the Corporation, par value $.10 per share, are hereby designated as the "$0.56 Cumulative Convertible Preferred Stock, Series C" (hereinafter called the "Series C Preferred Stock").

         2. Dividends. Holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for payment thereof, cumulative preferential cash dividends at the annual rate of fifty-six cents ($0.56) per share of Series C Preferred Stock (the "Preference Dividend"), payable in equal quarterly installments of fourteen cents $0.14 per share of Series C Preferred Stock in arrears on the last business day of each calendar quarter (each, a "Dividend Payment Date"), to holders of record as they appear on the register for the Series C Preferred Stock of the Corporation on such record dates, not more than 10 days preceding the payment dates thereof (each, a "Preferred Record Date"), as may be fixed by the Board of Directors. The amount of any distribution payable for any distribution period greater or less than a full calendar quarter shall be prorated and computed on the basis of a 360-day year of twelve 30-day months. The first Preference Dividend payable per share of Series C Preferred Stock (the "Initial Dividend") payable on December 31, 1999 shall be an amount calculated as $0.00156 times the number of days having elapsed from and including the date of issuance of the Series C Preferred Stock through and including December 30, 1999. Distributions shall accumulate from the date of original issuance whether or not earned or declared and whether or not there shall be funds legally available for the payment thereof.

So long as any Series C Preferred Stock shall remain outstanding, no dividend shall be declared or paid upon or set apart for payment for the Common Stock of the Corporation, par value $.01 per share (the "Common Stock"), or any other class or series of stock of the Corporation ranking junior to the Series C Preferred Stock in respect of dividends ("Junior Stock"), nor may any Common Stock or any other Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock), unless in each instance full Preference Dividends on all outstanding shares of Series C Preferred Stock for all past dividend periods required to be paid shall have been paid at the rate fixed therefor and the then current quarterly dividend shall have been paid or declared and sufficient funds set aside for payment thereof. No dividends shall be declared on any other series or class or classes of stock ranking on a parity with the Series C Preferred Stock as to dividends (including, without limitation, outstanding shares of the Corporation's $1.60 Cumulative Preferred Stock, Series A, the Corporation's $1.26 Cumulative Convertible Preferred Stock, Series B and the Corporation's $0.40 Cumulative Convertible Preferred Stock, Series D (collectively, the "Pari Passu Stock")) in respect of any dividend period thereof unless there shall likewise be or have been declared and sufficient funds set aside for payment thereof on all shares of Series C Preferred Stock at the time outstanding dividends for all quarterly periods coinciding with or ending before the end of such other period, ratably in proportion to the respective annual dividend rates per annum fixed therefor. Accumulated and unpaid Preference Dividends required to be paid on any shares of Series C Preferred Stock shall not bear interest. As used in these Articles Supplementary, "business day" shall mean a day that is neither a Saturday nor a Sunday nor a day on which the New York Stock Exchange is closed.

         3. Liquidation. The shares of Series C Preferred Stock shall rank prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Series C Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such Junior Stock, an amount equal to $6.89 per share (the "Liquidation Preference") of Series C Preferred Stock plus an amount equal to the Preference Dividends (whether or not declared) accumulated and unpaid on the shares of Series C Preferred Stock to the date of final distribution. If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation or proceeds thereof, distributable among the holders of shares of Series C Preferred Stock and holders of any other class or series of stock of the Corporation ranking on a parity with shares of Series C Preferred Stock as to payments upon liquidation (including, without limitation, the Pari Passu Stock), shall be insufficient to pay in full the respective preferential amounts of shares of Series C Preferred Stock and any other such class or series, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other entity, nor a transfer of all or any part of the Corporation's assets for cash, property or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

         4. Voting Rights. Without limiting the rights of the holders of the Series C Preferred Stock to vote separately as a class as provided in Section 5 below, the holders of shares of Series C Preferred Stock shall be entitled to vote, together as a single group with the holders of the Common Stock and the holders of any other class or series of stock entitled to vote together with the holders of the Common Stock, on all matters as to which the holders of the Common Stock vote. When the Series C Preferred Stock votes together with the Common Stock and any other such class or series of stock, each share of Series C Preferred Stock shall entitle its holders to one vote for each share of Common Stock into which such share of Series C Preferred Stock is convertible immediately prior to the time of such vote.

         5. Limitations on Certain Actions. (A) The Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Series C Preferred Stock then outstanding, given in person or by proxy at a meeting called for the purpose of such vote at which the holders of Series C Preferred Stock shall vote separately as a class, directly or indirectly:

                           (i) create any class or classes of stock ranking
                  prior to Series C Preferred Stock either as to dividends or as to amounts distributable upon liquidation or increase the authorized number of shares of any class or classes of stock ranking prior to Series C Preferred Stock either as to dividends or as to amounts distributable upon liquidation;

                           (ii) authorize any reclassification of Series C
                  Preferred Stock;

                           (iii) amend, alter or repeal any of the provisions of
                  the Charter of the Corporation (including the provisions of this Section 5) so as to affect adversely the preferences, special rights or voting powers of the Series C Preferred Stock; or

                           (iv) merge or consolidate with or into any other
                  entity unless after such transaction the holders of the Series C Preferred Stock either (A) continue to hold such Series C Preferred Stock without any adverse change thereto and there is no class of stock outstanding ranking prior to the Series C Preferred Stock with respect to payment of dividends or upon liquidation or (B) hold a substantially identical security and there is no class of stock outstanding ranking prior to such security with respect to payment of dividends or upon liquidation.

         (B) Except as otherwise provided herein or otherwise required by law, no consent of the holders of Series C Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation ranking on a parity with the Series C Preferred Stock as to dividends or as to amounts distributable upon liquidation, or any other class or series of stock of the Corporation not ranking prior to the Series C Preferred Stock as to dividends or as to amounts distributable upon liquidation, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

         6. Redemption. Shares of Series C Preferred Stock will be redeemable at the option of the Corporation by resolution of its Board of Directors, passed by at least a majority of the members of the Board, at any time after December 9, 2004, in whole or in part, for cash in an amount per share so redeemed equal to $6.56 per share plus all Preference Dividends on such shares (whether or not earned or declared) accumulated and unpaid to the date of such redemption (the "Redemption Price"). If less than all shares of Series C Preferred Stock are to be redeemed, (i) all arrearages in Preference Dividends on all outstanding shares of Series C Preferred Stock must be paid in full prior to any such partial redemption and (ii) the shares of such series to be redeemed shall be determined by lot or in such other equitable manner as the Board of Directors may determine.

         The Corporation shall mail to each record holder of the Series C Preferred Stock notice of any redemption not less than 30 nor more than 60 days prior to the date fixed for such Redemption (the "Redemption Date"). Such notice shall specify the Redemption Date, the place or places where certificates for shares of Series C Preferred Stock are to be surrendered, the serial number or numbers of the certificates for shares to be redeemed (if less than all shares of Series C Preferred Stock are to be redeemed), the Redemption Price, that shares of Series C Preferred Stock may be convertible into Common Stock at any time prior to the close of business on the fifth business day preceding the Redemption Date, and that dividends on Series C Preferred Stock to be redeemed on the Redemption Date shall cease to accrue on the Redemption Date. Upon surrender of Series C Preferred Stock in accordance with said notice (properly endorsed or assigned for transfer if the Corporation shall so require and the notice shall so state), such Series C Preferred Stock shall be redeemed by the Corporation at the Redemption Price and in the manner as aforesaid. The Corporation shall not be required to register a transfer of any shares of Series C Preferred Stock that have been redeemed after the Redemption Date in respect thereof.

         If, at any time after the giving of notice of redemption but before the Redemption Date specified therein, the Corporation shall deposit with a bank or trust company in the United States, having a capital surplus of at least $50,000,000, in trust to be applied to the redemption of the shares of Series C Preferred Stock called for redemption the funds necessary for such redemption, then from and after the date of such deposit all rights of the holders of the shares of Series C Preferred Stock so called for redemption shall cease and terminate, excepting only (i) the right to receive the Redemption Price therefor, but without interest, and (ii) the right to exercise on or before the fifth business day preceding the Redemption Date privileges of conversion set forth in Section 7, and such shares shall not be deemed to be outstanding. Any funds so deposited which shall not be required for such redemption because of the exercise of any such right of conversion subsequent to the date of such deposit shall be returned to the Corporation. In case the holders of shares of Series C Preferred Stock that shall have been called for redemption shall not, within five years after the date fixed for redemption, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

         7. Conversion. The holders of shares of Series C Preferred Stock shall have conversion rights as follows:

                  (A) The shares of Series C Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time into fully paid and non-assessable shares of Common Stock of the Corporation, at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. In case of any call for redemption of any shares of Series C Preferred Stock, such right of conversion shall terminate, as to any shares designated for redemption, at the close of business on the fifth business day preceding the Redemption Date unless default is made in the payment of the Redemption Price.

                  (B) Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender (i) the certificate or certificates therefor, duly endorsed or accompanied by proper instruments of transfer, and (ii) if such surrender is made after a Preferred Record Date and on or before the record date for the payment of quarterly dividends on the Common Stock for the quarter in which such Preferred Record Date (or Dates) falls (or fall) (any such Preferred Record Date, an "Intervening Preferred Date"), a cashier's check or other guaranteed funds in an amount equal to the aggregate amount of Preference Dividends declared or received on the shares of Series C Preferred Stock on the Dividend Payment Date or Dates to which such Intervening Preferred Date or Dates related, at the office of the corporation, and shall give written notice to the Corporation at such office that such holder elects to convert the same. The Corporation, as soon as practicable thereafter, shall issue and deliver to such holder, certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the certificate or certificates representing the shares of Series C Preferred Stock to be converted and, if applicable, the cashier's check or other guaranteed funds, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on said date.

                  (C) Notwithstanding any of the foregoing, all shares of Series C Preferred Stock outstanding on December 31, 2009 (the "Conversion Date") shall automatically convert into fully paid and non-assessable shares of Common Stock, at the conversion rate, determined as hereinafter provided, in effect at the time of such conversion; provided, however, that if funds are not legally available for the payment (in whole or in part) of any accrued but unpaid dividends as of the Conversion Date, the amount of such dividends which cannot be legally paid by the Corporation as of the Conversion Date ("Unpaid Dividends") shall be payable in shares of Common Stock. The number of shares of Common Stock to be issued in payment of any Unpaid Dividends on each share of Series C Preferred Stock outstanding as of the Conversion Date shall be determined by dividing the Unpaid Dividends payable on each outstanding share of Series C Preferred Stock by the Fair Market Value of a share of Common Stock as of the Conversion Date. For purposes of this Section 7(C), "Fair Market Value" shall mean the average of the daily closing prices of the Common Stock for the 30 consecutive business days commencing 45 business days prior to the Conversion Date. The Closing price per share of Common Stock for each day shall be the last reported sale price regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to business on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to business, or if not listed or admitted to business on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information. The aggregate number of shares of

         Common Stock to be issued to each holder of Series C Preferred Stock shall be determined and any fractional shares issuable to such holder after such aggregation shall be eliminated.

                  (D) The conversion rate shall be one (1) share of Common Stock for each share of Series C Preferred Stock converted, such rate being subject to adjustment from time to time as follows:

                           (i) If the Corporation shall at any time issue
                  additional shares of Common Stock as a dividend upon any outstanding stock of the Corporation other than the Series C Preferred Stock (which stock is convertible into Common Stock) or subdivide the outstanding shares of Common Stock, or combine the outstanding shares of Common Stock, the conversion rate in effect immediately prior thereto shall be adjusted so that each share of Series C Preferred Stock shall thereafter be convertible into the total number of shares of Common Stock which the holder of a share of Series C Preferred Stock would have held immediately after the happening of any of the aforesaid events had such share been converted immediately prior to the happening of such event. Such adjustment shall become effective immediately after the opening of business on the record date for the determination of stockholders entitled to such dividend, or on the effective date of such subdivision or combination, as the case may be.

                           (ii) If the Corporation shall at any time issue
                  rights or warrants to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock on the record date mentioned below, the conversion rate theretofore in effect immediately prior to such record date shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date referred to below plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, such adjustment to become effective immediately after the opening of business on the record date for the determination of stockholders entitled to receive such rights or warrants. For the purpose of any computation under this subsection (ii) or subsection (iii) below, the current market price per share of Common Stock at any record date shall be deemed to be the average of the daily closing prices for the 30 consecutive business days commencing 45 business days prior to the day in question. The closing price per share of Common Stock for each day shall be the last reported sale price regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to business on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to business, or if not listed or admitted to business on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information.

                           (iii) If the Corporation distributes to holders of
                  its Common Stock evidences of indebtedness or securities or cash or other assets (excluding regular quarterly cash dividends or dividends payable in shares of Common Stock), the conversion rate in effect immediately prior to the record date mentioned below shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the current market price per share of Common Stock on such record date and of which the denominator shall be such current market price per share of the Common Stock, less the cash or the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or securities or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately on the record date for the determination of stockholders entitled to receive such distribution. The reclassification (including any reclassification upon a merger in which the Corporation is the continuing corporation) of Common Stock into securities which include both Common Stock and other securities shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the record date for the determination" above), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

                           (iv) In the event of a declaration of a dividend by
                  the Corporation without the fixing of a record date for the determination of stockholders entitled thereto, the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

                  (E) No fractional shares of Common Stock shall be issued upon the conversion of shares of Series C Preferred Stock. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 7(E), be deliverable upon the conversion of any shares of Series C Preferred Stock, the Corporation, in lieu of delivering a fractional share therefor, shall make a payment to the holder of such surrendered share of Series C Preferred Stock of an amount in cash equal (computed to the nearest cent) to such fraction multiplied by the closing price per share of Common Stock (as such term is defined in the final sentence of Section 7(D)(ii)) on the day of conversion.

                  (F) Whenever the conversion rate is adjusted, as herein provided, the Corporation shall forthwith deliver to each record holder of the Series C Preferred Stock a statement signed by the President or Vice President of the Corporation and by its Treasurer or an

         Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion rate after such adjustment.

                  (G) In case of any capital reorganization or any reclassification of the Common Stock or in case of a consolidation, merger or statutory share exchange of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series C Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such shares of Series C Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the shares of Series C Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series C Preferred Stock.

                  (H) In the event that:

                           (i) the Corporation shall take a record of the
                  holders of shares of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, other than regular quarterly cash dividends; or

                           (ii) the Corporation shall take a record of the
                  holders of shares of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights or warrants; or

                           (iii) there shall be any capital reorganization of
                  the Corporation, reclassification of the Common Stock (other than a subdivision or combination thereof), consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation; or

                           (iv) there shall be any voluntary or involuntary
                  dissolution, liquidation or winding up of the Corporation;

         then, and in any such case, the Corporation shall cause to be given to each record holder of Series C Preferred Stock, at least fifteen (15) days prior to the date hereinafter specified, or if notice is given to holders of Common Stock, no later than the date such notice is given, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any, that is to be fixed, as of which holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                  (I) The Corporation shall obtain and keep in force such permits or other authorizations as may be required by law in order to enable the Corporation validly to issue and deliver such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series C Preferred Stock from time to time outstanding. The Corporation at all times shall reserve and keep available, out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the shares of Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Series C Preferred Stock from time to time outstanding.

                  (J) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto.

         8. Parity With Respect to Dividends and Distribution Upon Liquidation. The Series C Preferred Stock shall rank on a parity with any other series of Preferred Stock, including the Pari Passu Stock, not by its terms made junior or senior to the Series C Preferred Stock, with respect to the payment of dividends and shall rank on a parity with any other series of Preferred Stock, including the Pari Passu Stock, not by its terms made junior or senior to the Series C Preferred Stock, as to distribution of assets in liquidation.

         9. Transfer of Series C Preferred Stock. The shares of the Series C Preferred Stock shall not be transferable, either in whole or in part, unless such shares have been publicly registered, subject to any agreement between any holder of the Series C Preferred Stock and the Corporation to the contrary, or the Corporation receives an opinion (or affirmatively waives its right to receive such opinion) of transferee's or transferor's counsel stating that such transfer is exempt from the registration and prospectus delivery requirements of applicable securities laws.

         10. Notice to Holders. Any notice required to be given to any holder of Series C Preferred Stock shall be mailed, postage prepaid, to such holder at such holder's address last shown on the records of the Corporation.

         IN WITNESS WHEREOF, the undersigned has caused the Articles Supplementary to be executed by its Executive Vice President - Finance and witnessed by its Assistant Secretary this 9th day of December, 1999.

                                         CAPSTEAD MORTGAGE CORPORATION
Witness

By:  /s/ David Barbour                   By:  /s/ Andrew F. Jacobs
   -----------------------------------      -----------------------------------
   David Barbour, Assistant Secretary       Executive Vice President - Finance

         THE UNDERSIGNED, Executive Vice President - Finance of THE CORPORATION, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval therefor are true in all material respects under the penalties of perjury.


                                          /s/ Andrew F. Jacobs
                                        ----------------------------------------
                                           Executive Vice President - Finance

                             ARTICLES SUPPLEMENTARY

                          $0.40 CUMULATIVE CONVERTIBLE
                            PREFERRED STOCK, SERIES D
                        OF CAPSTEAD MORTGAGE CORPORATION

         CAPSTEAD MORTGAGE CORPORATION, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         Pursuant to authority conferred upon the Board of Directors by the charter, as amended, of the Corporation (the "Charter"), the Board of Directors on November 30, 1999 adopted a resolution, creating and authorizing the issuance of a series of 5,378,000 shares of $0.40 Cumulative Convertible Preferred Stock, Series D, and that the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series are as follows:

         1. Designation and Number of Shares. Five million three hundred seventy-eight thousand (5,378,000) shares of Preferred Stock of the Corporation, par value $.10 per share, are hereby designated as the "$0.40 Cumulative Convertible Preferred Stock, Series D" (hereinafter called the "Series D Preferred Stock").

         2. Dividends. Holders of shares of Series D Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for payment thereof, cumulative preferential cash dividends at the annual rate of forty cents ($0.40) per share of Series D Preferred Stock (the "Preference Dividend"), payable in equal quarterly installments of ten cents ($0.10) per share of Series D Preferred Stock in arrears on the last business day of each calendar quarter (each, a "Dividend Payment Date"), to holders of record as they appear on the register for the Series D Preferred Stock of the Corporation on such record dates, not more than 10 days preceding the payment dates thereof (each, a "Preferred Record Date"), as may be fixed by the Board of Directors. The amount of any distribution payable for any distribution period greater or less than a full calendar quarter shall be prorated and computed on the basis of a 360-day year of twelve 30-day months. The first Preference Dividend payable per share of Series D Preferred Stock (the "Initial Dividend") payable on December 31, 1999 shall be an amount calculated as $0.00111 times the number of days having elapsed from and including the date of issuance of the Series D Preferred Stock through and including December 30, 1999. Distributions shall accumulate from the date of original issuance whether or not earned or declared and whether or not there shall be funds legally available for the payment thereof.

So long as any Series D Preferred Stock shall remain outstanding, no dividend shall be declared or paid upon or set apart for payment for the Common Stock of the Corporation, par value $.01 per share (the "Common Stock"), or any other class or series of stock of the Corporation ranking junior to the Series D Preferred Stock in respect of dividends ("Junior Stock"), nor may any Common Stock or any other Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any shares of such stock), unless in each instance full Preference Dividends on all outstanding shares of Series D

Preferred Stock for all past dividend periods required to be paid shall have been paid at the rate fixed therefor and the then current quarterly dividend shall have been paid or declared and sufficient funds set aside for payment thereof. No dividends shall be declared on any other series or class or classes of stock ranking on a parity with the Series D Preferred Stock as to dividends (including, without limitation, outstanding shares of the Corporation's $1.60 Cumulative Preferred Stock, Series A, the Corporation's $1.26 Cumulative Convertible Preferred Stock, Series B and the Corporation's $0.56 Cumulative Convertible Preferred Stock, Series C (collectively, the "Pari Passu Stock")) in respect of any dividend period thereof unless there shall likewise be or have been declared and sufficient funds set aside for payment thereof on all shares of Series D Preferred Stock at the time outstanding dividends for all quarterly periods coinciding with or ending before the end of such other period, ratably in proportion to the respective annual dividend rates per annum fixed therefor. Accumulated and unpaid Preference Dividends required to be paid on any shares of Series D Preferred Stock shall not bear interest. As used in these Articles Supplementary, "business day" shall mean a day that is neither a Saturday nor a Sunday nor a day on which the New York Stock Exchange is closed.

         3. Liquidation. The shares of Series D Preferred Stock shall rank prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Series D Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such Junior Stock, an amount equal to $4.76 per share (the "Liquidation Preference") of Series D Preferred Stock plus an amount equal to the Preference Dividends (whether or not declared) accumulated and unpaid on the shares of Series D Preferred Stock to the date of final distribution. If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation or proceeds thereof, distributable among the holders of shares of Series D Preferred Stock and holders of any other class or series of stock of the Corporation ranking on a parity with shares of Series D Preferred Stock as to payments upon liquidation (including, without limitation, the Pari Passu Stock), shall be insufficient to pay in full the respective preferential amounts of shares of Series D Preferred Stock and any other such class or series, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other entity, nor a transfer of all or any part of the Corporation's assets for cash, property or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

         4. Voting Rights. Without limiting the rights of the holders of the Series D Preferred Stock to vote separately as a class as provided in Section 5 below, the holders of shares of Series D Preferred Stock shall be entitled to vote, together as a single group with the holders of the Common Stock and the holders of any other class or series of stock entitled to vote together with the holders of the Common Stock, on all matters as to which the holders of the Common Stock vote. When the Series D Preferred Stock votes together with the Common Stock and any other such class or series of stock, each share of Series D Preferred Stock shall entitle its holder to one vote for each share of Common Stock into which such share of Series D Preferred Stock is convertible immediately prior to the time of such vote.

         5. Limitations on Certain Actions. (A) The Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Series D Preferred Stock then outstanding, given in person or by proxy at a meeting called for the purpose of such vote at which the holders of Series D Preferred Stock shall vote separately as a class, directly or indirectly:

                           (i) create any class or classes of stock ranking
                  prior to Series D Preferred Stock either as to dividends or as to amounts distributable upon liquidation or increase the authorized number of shares of any class or classes of stock ranking prior to Series D Preferred Stock either as to dividends or as to amounts distributable upon liquidation;

                           (ii) authorize any reclassification of Series D
                  Preferred Stock;

                           (iii) amend, alter or repeal any of the provisions of
                  the Charter of the Corporation (including the provisions of this Section 5) so as to affect adversely the preferences, special rights or voting powers of the Series D Preferred Stock; or

                           (iv) merge or consolidate with or into any other
                  entity unless after such transaction the holders of the Series D Preferred Stock either (A) continue to hold such Series D Preferred Stock without any adverse change thereto and there is no class of stock outstanding ranking prior to the Series D Preferred Stock with respect to payment of dividends or upon liquidation or (B) hold a substantially identical security and there is no class of stock outstanding ranking prior to such security with respect to payment of dividends or upon liquidation.

         (B) Except as otherwise provided herein or otherwise required by law, no consent of the holders of Series D Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation ranking on a parity with the Series D Preferred Stock as to dividends or as to amounts distributable upon liquidation, or any other class or series of stock of the Corporation not ranking prior to the Series D Preferred Stock as to dividends or as to amounts distributable upon liquidation, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

         6. Redemption. Shares of Series D Preferred Stock will be redeemable at the option of the Corporation by resolution of its Board of Directors, passed by at least a majority of the members of the Board, at any time after December 9, 2004, in whole or in part, for cash in an amount per share so redeemed equal to $4.76 per share plus all Preference Dividends on such shares (whether or not earned or declared) accumulated and unpaid to the date of such redemption (the "Redemption Price"). If less than all shares of Series D Preferred Stock are to be redeemed, (i) all arrearages in Preference Dividends on all outstanding shares of Series D Preferred Stock must be paid in full prior to any such partial redemption and (ii) the shares of such series to be redeemed shall be determined by lot or in such other equitable manner as the Board of Directors may determine.

         The Corporation shall mail to each record holder of the Series D Preferred Stock notice of any redemption not less than 30 nor more than 60 days prior to the date fixed for such Redemption (the "Redemption Date"). Such notice shall specify the Redemption Date, the place or places where certificates for shares of Series D Preferred Stock are to be surrendered, the serial number or numbers of the certificates for shares to be redeemed (if less than all shares of Series D Preferred Stock are to be redeemed), the Redemption Price, that shares of Series D Preferred Stock may be convertible into Common Stock at any time prior to the close of business on the fifth business day preceding the Redemption Date, and that dividends on Series D Preferred Stock to be redeemed on the Redemption Date shall cease to accrue on the Redemption Date. Upon surrender of Series D Preferred Stock in accordance with said notice (properly endorsed or assigned for transfer if the Corporation shall so require and the notice shall so state), such Series D Preferred Stock shall be redeemed by the Corporation at the Redemption Price and in the manner as aforesaid. The Corporation shall not be required to register a transfer of any shares of Series D Preferred Stock that have been redeemed after the Redemption Date in respect thereof.

         If, at any time after the giving of notice of redemption but before the Redemption Date specified therein, the Corporation shall deposit with a bank or trust company in the United States, having a capital surplus of at least $50,000,000, in trust to be applied to the redemption of the shares of Series D Preferred Stock called for redemption the funds necessary for such redemption, then from and after the date of such deposit all rights of the holders of the shares of Series D Preferred Stock so called for redemption shall cease and terminate, excepting only (i) the right to receive the Redemption Price therefor, but without interest, and (ii) the right to exercise on or before the fifth business day preceding the Redemption Date privileges of conversion set forth in Section 7, and such shares shall not be deemed to be outstanding. Any funds so deposited which shall not be required for such redemption because of the exercise of any such right of conversion subsequent to the date of such deposit shall be returned to the Corporation. In case the holders of shares of Series D Preferred Stock that shall have been called for redemption shall not, within five years after the date fixed for redemption, claim the amount deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

         7. Conversion. The holders of shares of Series D Preferred Stock shall have conversion rights as follows:

                  (A) The shares of Series D Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time into fully paid and non-assessable shares of Common Stock of the Corporation, at the conversion rate, determined as hereinafter provided, in effect at the time of conversion. In case of any call for redemption of any shares of Series D Preferred Stock, such right of conversion shall terminate, as to any shares designated for redemption, at the close of business on the fifth business day preceding the Redemption Date unless default is made in the payment of the Redemption Price.

                  (B) Before any holder of Series D Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender (i) the certificate or certificates therefor, duly endorsed or accompanied by proper instruments of transfer, and (ii) if such surrender is made after a Preferred Record Date and on or before the record date for the payment of quarterly dividends on the Common Stock for the quarter in which such Preferred Record Date (or Dates) falls (or fall) (any such Preferred Record Date, an "Intervening Preferred Date"), a cashier's check or other guaranteed funds in an amount equal to the aggregate amount of Preference Dividends declared or received on the shares of Series D Preferred Stock on the Dividend Payment Date or Dates to which such Intervening Preferred Date or Dates related, at the office of the corporation, and shall give written notice to the Corporation at such office that such holder elects to convert the same. The Corporation, as soon as practicable thereafter, shall issue and deliver to such holder, certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the certificate or certificates representing the shares of Series D Preferred Stock to be converted and, if applicable, the cashier's check or other guaranteed funds, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on said date.

                  (C) Notwithstanding any of the foregoing, all shares of Series D Preferred Stock outstanding on December 31, 2005 (the "Conversion Date") shall automatically convert into fully paid and non-assessable shares of Common Stock, at the conversion rate, determined as hereinafter provided, in effect at the time of such conversion; provided, however, that if funds are not legally available for the payment (in whole or in part) of any accrued but unpaid dividends as of the Conversion Date, the amount of such dividends which cannot be legally paid by the Corporation as of the Conversion Date ("Unpaid Dividends") shall be payable in shares of Common Stock. The number of shares of Common Stock to be issued in payment of any Unpaid Dividends on each share of Series D Preferred Stock outstanding as of the Conversion Date shall be determined by dividing the Unpaid Dividends payable on each outstanding share of Series D Preferred Stock by the Fair Market Value of a share of Common Stock as of the Conversion Date. For purposes of this Section 7(C), "Fair Market Value" shall mean the average of the daily closing prices of the Common Stock for the 30 consecutive business days commencing 45 business days prior to the Conversion Date. The Closing price per share of Common Stock for each day shall be the last reported sale price regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to business on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to business, or if not listed or admitted to business on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information. The aggregate number of shares of

         Common Stock to be issued to each holder of Series D Preferred Stock shall be determined and any fractional shares issuable to such holder after such aggregation shall be eliminated.

                  (D) The conversion rate shall be one (1) share of Common Stock for each share of Series D Preferred Stock converted, such rate being subject to adjustment from time to time as follows:

                           (i) If the Corporation shall at any time issue
                  additional shares of Common Stock as a dividend upon any outstanding stock of the Corporation other than the Series D Preferred Stock (which stock is convertible into Common Stock) or subdivide the outstanding shares of Common Stock, or combine the outstanding shares of Common Stock, the conversion rate in effect immediately prior thereto shall be adjusted so that each share of Series D Preferred Stock shall thereafter be convertible into the total number of shares of Common Stock which the holder of a share of Series D Preferred Stock would have held immediately after the happening of any of the aforesaid events had such share been converted immediately prior to the happening of such event. Such adjustment shall become effective immediately after the opening of business on the record date for the determination of stockholders entitled to such dividend, or on the effective date of such subdivision or combination, as the case may be.

                           (ii) If the Corporation shall at any time issue
                  rights or warrants to all holders of its outstanding Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock on the record date mentioned below, the conversion rate theretofore in effect immediately prior to such record date shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date referred to below plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, such adjustment to become effective immediately after the opening of business on the record date for the determination of stockholders entitled to receive such rights or warrants. For the purpose of any computation under this subsection (ii) or subsection (iii) below, the current market price per share of Common Stock at any record date shall be deemed to be the average of the daily closing prices for the 30 consecutive business days commencing 45 business days prior to the day in question. The closing price per share of Common Stock for each day shall be the last reported sale price regular way, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to business on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to business, or if not listed or admitted to business on any national securities exchange, the average of the closing bid and asked prices as furnished by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information.

                           (iii) If the Corporation distributes to holders of
                  its Common Stock evidences of indebtedness or securities or cash or other assets (excluding regular quarterly cash dividends or dividends payable in shares of Common Stock), the conversion rate in effect immediately prior to the record date mentioned below shall be adjusted by multiplying such conversion rate by a fraction, of which the numerator shall be the current market price per share of Common Stock on such record date and of which the denominator shall be such current market price per share of the Common Stock, less the cash or the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or securities or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately on the record date for the determination of stockholders entitled to receive such distribution. The reclassification (including any reclassification upon a merger in which the Corporation is the continuing corporation) of Common Stock into securities which include both Common Stock and other securities shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the record date for the determination" above), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter.

                           (iv) In the event of a declaration of a dividend by
                  the Corporation without the fixing of a record date for the determination of stockholders entitled thereto, the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

                  (E) No fractional shares of Common Stock shall be issued upon the conversion of shares of Series D Preferred Stock. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 7(E), be deliverable upon the conversion of any shares of Series D Preferred Stock, the Corporation, in lieu of delivering a fractional share therefor, shall make a payment to the holder of such surrendered share of Series D Preferred Stock of an amount in cash equal (computed to the nearest cent) to such fraction multiplied by the closing price per share of Common Stock (as such term is defined in the final sentence of Section 7(D)(ii)) on the day of conversion.

                  (F) Whenever the conversion rate is adjusted, as herein provided, the Corporation shall forthwith deliver to each record holder of the Series D Preferred Stock a statement signed by the President or Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the conversion rate after such adjustment.

                  (G) In case of any capital reorganization or any reclassification of the Common Stock or in case of a consolidation, merger or statutory share exchange of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series D Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such shares of Series D Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the shares of Series D Preferred Stock to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion rate) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the shares of Series D Preferred Stock.

                  (H) In the event that:

                           (i) the Corporation shall take a record of the
                  holders of shares of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, other than regular quarterly cash dividends; or

                           (ii) the Corporation shall take a record of the
                  holders of shares of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights or warrants; or

                           (iii) there shall be any capital reorganization of
                  the Corporation, reclassification of the Common Stock (other than a subdivision or combination thereof), consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation; or

                           (iv) there shall be any voluntary or involuntary
                  dissolution, liquidation or winding up of the Corporation;

         then, and in any such case, the Corporation shall cause to be given to each record holder of Series D Preferred Stock, at least fifteen (15) days prior to the date hereinafter specified, or if notice is given to holders of Common Stock, no later than the date such notice is given, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any, that is to be fixed, as of which holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                  (I) The Corporation shall obtain and keep in force such permits or other authorizations as may be required by law in order to enable the Corporation validly to issue and deliver such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series D Preferred Stock from time to time outstanding. The Corporation at all times shall reserve and keep available, out of its authorized but unissued Common Stock, solely for the purposes of effecting the conversion of the shares of Series D Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of Series D Preferred Stock from time to time outstanding.

                  (J) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series D Preferred Stock pursuant hereto.

         8. Parity With Respect to Dividends and Distribution Upon Liquidation. The Series D Preferred Stock shall rank on a parity with any other series of Preferred Stock, including the Pari Passu Stock, not by its terms made junior or senior to the Series D Preferred Stock, with respect to the payment of dividends and shall rank on a parity with any other series of Preferred Stock, including the Pari Passu Stock, not by its terms made junior or senior to the Series D Preferred Stock, as to distribution of assets in liquidation.

         9. Transfer of Series D Preferred Stock. The shares of the Series D Preferred Stock shall not be transferable, either in whole or in part, unless such shares have been publicly registered, subject to any agreement between any holder of the Series D Preferred Stock and the Corporation to the contrary, or the Corporation receives an opinion (or affirmatively waives its right to receive such opinion) of transferee's or transferor's counsel stating that such transfer is exempt from the registration and prospectus delivery requirements of applicable securities laws.

         10. Notice to Holders. Any notice required to be given to any holder of Series D Preferred Stock shall be mailed, postage prepaid, to such holder at such holder's address last shown on the records of the Corporation.

         IN WITNESS WHEREOF, the undersigned has caused the Articles Supplementary to be executed by its Executive Vice President - Finance and witnessed by its Assistant Secretary this 9th day of December, 1999.

                                           CAPSTEAD MORTGAGE CORPORATION
Witness


By:  /s/ David Barbour                     By:  /s/ Andrew F. Jacobs
   ------------------------------------       ----------------------------------
   David Barbour, Assistant Secretary         Executive Vice President - Finance

         THE UNDERSIGNED, Executive Vice President - Finance of THE CORPORATION, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval therefor are true in all material respects under the penalties of perjury.


                                           /s/ Andrew F. Jacobs
                                         ---------------------------------------
                                           Executive Vice President - Finance

                              ARTICLES OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION

         Capstead Mortgage Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The charter of the Corporation is hereby amended by:

         Changing and reclassifying each of the shares of common stock (par value of one cent ($.01) per share) of the Corporation, which is issued at the close of business of the effective date of this amendment, into one-half of a share of such common stock (par value of one cent ($.01) per share) and by transferring from the common stock account to the account designated "capital in excess of par value" one cent ($.01) for each share of common stock outstanding immediately after the change and reclassification. This change and reclassification shall effect a one-for-two reverse stock split but shall not alter the number of shares of common stock authorized by the Corporation's charter. Any fractional share of common stock resulting from the foregoing reclassification shall be settled by a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the last sale price of a share of common stock of the Corporation as reported on the New York Stock Exchange Composite Tape on the last trading day prior to the effective time of these Articles of Amendment.

         SECOND: The foregoing Amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

         THIRD: The foregoing Amendment to the Charter of the Corporation shall become effective at 4:30 p.m. on May 8, 2000.

         IN WITNESS WHEREOF, Capstead Mortgage Corporation has caused this certificate to be signed in its name on its behalf by its Executive Vice President - Finance, and witnessed by its Secretary on May 4, 2000.

WITNESS:                                   CAPSTEAD MORTGAGE CORPORATION


        /s/ David Barbour                          /s/ Andrew F. Jacobs
-------------------------------------      ------------------------------------
David Barbour, Assistant Secretary         Andrew F. Jacobs, Executive Vice
                                           President - Finance

         The Undersigned, Executive Vice President - Finance of Capstead Mortgage Corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment on which this certificate is a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof and true in all material respects under the penalties of perjury.



                              /s/ Andrew F. Jacobs
                            ----------------------------------------------------
                            Andrew F. Jacobs, Executive Vice President - Finance


                                       -2-